Exhibit 99.1

Report of Independent Registered Public Accounting Firm on Consolidated Schedules of Investments

To the Board of Directors and Shareholders of

Medallion Financial Corp.

We have audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) the consolidated financial statements of Medallion Financial Corp. and subsidiaries referred to in our report dated March 14, 2017, which is included on page F-2 of the annual report on Form 10-K for the year ended December 31, 2016. We have also audited the consolidated schedules of investments (the “Schedules”) as of December 31, 2016 and 2015. These Schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion based on our audits.

In our opinion, the Schedules referred to above, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ Mazars USA LLP

New York, New York

March 14, 2017

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Medallion Loans
New York					380	66%	3.67%	$0	$15,068	$202,845	$202,469	$189,571
	Sean Cab Corp ##	Term Loan	12/09/11	11/23/18	1	1%	4.63%	$0		$3,270	$3,270	$3,270
	Real Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$2,545	$2,545	$2,545
	Real Cab Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$350	$350	$350
	Real Cab Corp	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$338	$338	$338
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$1,527	$1,527	$1,527
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210	$210
	Slo Cab Corp ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$203	$203	$203
	Esg Hacking Corp ##	Term Loan	03/12/14	03/12/17	1	1%	3.50%	$0		$1,713	$1,713	$1,714
	Whispers Taxi Inc ## &	Term Loan	05/28/13	05/28/16	1	1%	3.35%	$0		$2,026	$2,014	$1,531
	Christian Cab Corp &	Term Loan	11/27/12	11/27/18	1	1%	3.75%	$0		$1,489	$1,489	$1,493
	Junaid Trans Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/30/13	04/29/19	1	*	4.50%	$0		$1,409	$1,409	$1,409
	Ocean Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	*	3.50%	$0		$1,379	$1,379	$1,379
	Jacal Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	*	3.50%	$0		$1,379	$1,379	$1,379
	Avi Taxi Corporation ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,366	$1,366	$1,366
	Apple Cab Corp ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,366	$1,366	$1,366
	Anniversary Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,366	$1,366	$1,366
	Hj Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,366	$1,366	$1,366
	Kby Taxi Inc ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,366	$1,366	$1,366
	Bunty & Jyoti Inc ##	Term Loan	03/13/13	12/13/18	1	*	2.50%	$0		$1,336	$1,336	$1,336
	Penegali Taxi LLC ##	Term Loan	12/11/14	12/10/17	1	*	3.75%	$0		$1,331	$1,331	$1,332
	Sonu-Seema Corp ##	Term Loan	12/07/12	12/20/18	1	*	2.50%	$0		$1,313	$1,313	$1,313
	Uddin Taxi Corp ##	Term Loan	11/05/15	11/05/18	1	*	4.75%	$0		$1,298	$1,297	$1,298
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$1,018	$1,017	$1,018
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140	$140
	Yosi Transit Inc ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$135	$135	$135
	Perem Hacking Corp ## {Annually-Prime plus .25%}	Term Loan	05/01/16	05/01/21	1	*	3.75%	$0	$1,276	$1,254	$1,254	$1,256
	S600 Service Co Inc ## {Annually-Prime plus .25%}	Term Loan	05/01/16	05/01/21	1	*	3.75%	$0	$1,276	$1,254	$1,254	$1,256
	Ela Papou LLC ##	Term Loan	06/27/14	06/27/17	1	*	3.63%	$0		$1,236	$1,236	$1,236
	Concourse Cab Corp ## &	Term Loan	11/14/13	11/14/16	1	*	3.75%	$0		$1,245	$1,219	$1,220
	Earie Hacking LLC ##	Term Loan	12/28/15	12/28/20	1	*	3.60%	$0		$1,215	$1,215	$1,217
	Cfn Cab Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$1,201	$1,201	$1,202
	Miklos Hacking Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$1,201	$1,201	$1,202
	Amme Taxi Inc ##	Term Loan	10/21/13	10/21/18	1	*	3.70%	$0		$1,198	$1,198	$1,198
	Ride Yellow LLC ## &	Term Loan	02/01/13	11/01/16	1	*	3.10%	$0		$1,184	$1,184	$1,184
	Ming Trans Corp ##	Term Loan	11/19/12	03/01/17	1	*	3.70%	$0		$1,168	$1,168	$1,168
	Flow Taxi Corp ## {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	3.75%	$0	$1,142	$1,130	$1,130	$1,132
	Lil Amandachaka Hacking Corp ## {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	3.75%	$0	$1,142	$1,130	$1,130	$1,132
	Ukraine Service Co ## {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	3.75%	$0	$1,142	$1,130	$1,130	$1,132
	Tosal Hacking Corp ##	Term Loan	04/01/13	11/01/17	1	*	2.50%	$0		$1,072	$1,072	$1,072

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Avilie Service Inc ## {Annually-Prime plus .25%}	Term Loan	02/11/13	03/01/19	1	*	3.75%	$0		$1,069	$1,068	$1,069
	Red Army Cab Corp ## {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	3.75%	$0	$1,069	$1,056	$1,056	$1,058
	New Direction Cab Corp ##	Term Loan	11/18/11	11/18/17	1	*	4.00%	$0		$1,044	$1,044	$1,044
	Big Ari Taxi Corp ## {Annually-Prime}	Term Loan	08/14/13	08/14/19	1	*	3.50%	$0		$1,028	$1,027	$1,028
	Hamilton Transit LLC ## &	Term Loan	03/26/14	03/26/17	1	*	3.38%	$0		$1,494	$1,484	$1,022
	Benson Hacking Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,351	$1,344	$1,021
	D & G Taxi Inc ## &	Term Loan	05/28/13	08/28/16	1	*	3.35%	$0		$1,034	$1,034	$1,021
	Dayna Hacking Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,351	$1,344	$1,021
	Daytona Hacking Corp ## &	Term Loan	03/26/14	03/26/17	1	*	3.38%	$0		$1,488	$1,478	$1,021
	Devin Taxi Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,351	$1,344	$1,021
	Kaderee M & G Corp ## &	Term Loan	03/26/14	03/26/17	1	*	3.38%	$0		$1,488	$1,478	$1,021
	Rs Hacking Corp ## &	Term Loan	05/28/13	08/28/16	1	*	3.35%	$0		$1,042	$1,042	$1,021
	Silke Hacking Corp ## &	Term Loan	03/26/14	03/26/17	1	*	3.38%	$0		$1,495	$1,485	$1,021
	Bellsky Taxi LLC ## {Annually-Prime}	Term Loan	08/14/13	08/14/19	1	*	3.50%	$0		$1,021	$1,020	$1,021
	Jump Service Co Inc ## {Annually-Prime plus .25%}	Term Loan	02/11/13	03/01/19	1	*	3.75%	$0		$993	$993	$993
	Gaultier Hacking Corp ##	Term Loan	08/27/12	09/14/17	1	*	4.50%	$0		$975	$975	$975
	M.Y. Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$960	$960	$960
	Global Agami Cab LLC ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	3.13%	$0		$951	$951	$951
	Planet Agami Cab LLC ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	3.13%	$0		$951	$951	$951
	Universal Agami Transit Inc ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	3.13%	$0		$951	$951	$951
	Humidity Hacking Corp ##	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$949	$948	$950
	Nelsk Taxi Inc ##	Term Loan	08/20/13	08/15/18	1	*	3.00%	$0		$937	$936	$937
	G Michael Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	2.50%	$0		$911	$911	$912
	Hedy Hacking Corp. ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$882	$882	$885
	Nedrag Trans Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$882	$882	$884
	Typhoon Hacking Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$882	$882	$884
	Ikaria Taxi LLC ## &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$1,743	$1,733	$869
	Kos Taxi LLC ## &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$1,744	$1,734	$869
	Pontios Taxi LLC ## &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$1,744	$1,739	$869
	Sag Taxi LLC ## &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$1,738	$1,733	$869
	Lety Cab Corp ##	Term Loan	10/21/10	10/05/18	1	*	4.25%	$0		$864	$864	$864
	Brigitte Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	2.50%	$0		$846	$846	$847
	Btr Taxi Inc ##	Term Loan	06/16/14	06/16/17	1	*	3.75%	$0		$843	$843	$843
	Go Boy Cab Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/10/13	04/10/19	1	*	4.50%	$0		$838	$838	$838
	Holdem Cab Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/10/13	04/10/19	1	*	4.50%	$0		$838	$838	$838
	Ash Trans Corp ##	Term Loan	09/14/15	09/14/17	1	*	2.50%	$0		$807	$807	$808
	Ganz Express Cab Cor ##	Term Loan	09/14/15	09/14/17	1	*	2.50%	$0		$793	$793	$794
	Samantha’S Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	2.50%	$0		$774	$774	$775
	Garcha Randhawa Taxi Corp ## & {Annually-Prime plus 1.00%}	Term Loan	05/31/13	05/30/19	1	*	4.50%	$0		$773	$773	$773
	Gur & Dev Taxi LLC	Term Loan	02/18/14	09/25/18	1	*	2.50%	$0		$767	$767	$767
	Agape-Mou Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$766	$766	$766

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Asterik Cab Co Inc ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$766	$766	$766
	Copper One Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$766	$766	$766
	Gurpreet Singh & Manpreet Sing ##	Term Loan	06/25/13	06/25/18	1	*	2.50%	$0		$764	$764	$764
	1212 Taxi LLC ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$750	$750	$750
	Zahav Taxi LLC ## &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$750	$750	$750
	Zus Trading Inc ##	Term Loan	08/09/13	07/27/18	1	*	2.50%	$0		$750	$750	$750
	Danny Truong ##	Term Loan	07/30/14	07/30/17	1	*	3.75%	$0		$745	$745	$746
	Ghulam Abbas ##	Term Loan	04/17/13	05/23/18	1	*	2.50%	$0		$740	$740	$740
	Hot Wheels Taxi LLC ## &	Term Loan	03/01/13	12/01/16	1	*	3.10%	$0		$738	$738	$738
	Espiye Taxi Corp	Term Loan	05/23/14	05/27/17	1	*	3.75%	$0		$732	$732	$732
	Gilberto Barrera ## &	Term Loan	04/02/14	04/02/17	1	*	4.00%	$0		$729	$729	$729
	Alltaxitwo Cab Corp ## {Annually-Prime}	Term Loan	12/21/16	12/21/26	1	*	3.25%	$0	$726	$726	$726	$728
	Orys Trans Corp ## {Annually-Prime}	Term Loan	12/21/16	12/21/26	1	*	3.25%	$0	$726	$726	$726	$728
	Joseph Gerard Pierre ## &	Term Loan	07/07/14	07/07/17	1	*	3.75%	$0		$706	$706	$706
	Mandeep Multani & Ravinder Sin ##	Term Loan	03/19/14	12/23/17	1	*	2.00%	$0		$704	$704	$704
	Rakesh Aggarwal & Jasvir Singh ##	Term Loan	05/07/14	05/07/17	1	*	3.85%	$0		$702	$702	$702
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/17	1	*	4.00%	$0		$694	$694	$695
	New Express Cab Corp ##	Term Loan	03/31/15	03/30/17	1	*	4.25%	$0		$695	$695	$695
	Carlos Govea ##	Term Loan	06/05/14	06/05/17	1	*	3.75%	$0		$694	$694	$694
	Ilker Altaygil ## &	Term Loan	07/18/13	06/17/18	1	*	2.50%	$0		$692	$692	$692
	Joseph R Jean ##	Term Loan	04/15/13	04/25/18	1	*	4.25%	$0		$686	$686	$686
	Leo P. Roland ##	Term Loan	12/03/13	12/03/16	1	*	3.75%	$0		$671	$671	$671
	Iddy Biddy Cab Corp ##	Term Loan	10/09/15	10/09/18	1	*	4.25%	$0		$668	$668	$669
	Jbob Hacking Corp ##	Term Loan	10/09/15	10/09/18	1	*	4.25%	$0		$668	$668	$669
	Kawarjeet Singh & Maan Singh ##	Term Loan	05/15/13	12/08/17	1	*	4.00%	$0		$668	$668	$668
	Malcolm Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0		$667	$667	$668
	Oyaz Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0		$667	$667	$668
	Aminder Pal Singh ##	Term Loan	11/21/13	11/21/17	1	*	4.50%	$0		$665	$665	$665
	Avtar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0		$656	$656	$657
	Gilzian Enterprise LLC ##	Term Loan	05/22/14	05/22/17	1	*	3.88%	$0		$656	$656	$656
	Yvon Louissaint ##	Term Loan	02/20/14	02/20/17	1	*	3.88%	$0		$650	$650	$650
	Balwinder Singh ##	Term Loan	10/02/15	10/02/18	1	*	4.50%	$0		$642	$642	$643
	Sukhdev Singh & Harpal S Bhola ##	Term Loan	12/04/13	12/04/16	1	*	3.75%	$0		$643	$643	$643
	Preslert Louis ## &	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$642	$642	$642
	Parvinder Singh ## {Annually-Prime plus 1.00%}	Term Loan	08/13/13	08/13/21	1	*	4.50%	$0		$639	$639	$639
	Bruce Schneider ## {Annually-Prime plus 1.00%}	Term Loan	05/10/13	05/10/19	1	*	4.50%	$0		$638	$638	$637
	Brunet Lucas ## &	Term Loan	06/06/13	06/06/18	1	*	1.75%	$0		$635	$635	$635
	Alexander Vizueta ## &	Term Loan	04/01/14	09/01/17	1	*	2.50%	$0		$634	$634	$634
	Shanu Miah ##	Term Loan	06/20/13	06/20/18	1	*	2.50%	$0		$633	$633	$633
	Tripta Nfn & Jagdeep Kumar Cab	Term Loan	11/12/14	11/12/17	1	*	4.00%	$0		$631	$631	$633
	Kerolus Waheib Makhail	Term Loan	12/27/12	12/08/18	1	*	4.13%	$0		$630	$630	$630

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Shahdad Bhatti Cab Corp ## &	Term Loan	08/18/14	08/18/17	1	*	4.37%	$0		$629	$629	$629
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0		$623	$623	$624
	Donald Singh ## &	Term Loan	10/11/13	10/11/18	1	*	2.50%	$0		$622	$622	$622
	Jordan O Ohene ##	Term Loan	05/24/13	05/02/18	1	*	4.75%	$0		$613	$613	$613
	Charanjeet Kaur & Manjit Singh ##	Term Loan	10/28/13	10/28/18	1	*	2.50%	$0		$604	$604	$604
	Jaswinder Singh/Note A ##	Term Loan	04/27/16	04/27/18	1	*	2.50%	$0	$610	$600	$600	$602
	Spyridon Tzorzis ## &	Term Loan	07/10/13	07/12/17	1	*	2.50%	$0		$592	$592	$592
	Lesly Jeanjoseph ##	Term Loan	05/08/13	05/16/18	1	*	3.00%	$0		$591	$591	$591
	Aujla Cab Corp ##	Term Loan	04/23/14	04/23/17	1	*	3.75%	$0		$587	$587	$587
	Jasvir S Dhaliwal ##	Term Loan	07/01/13	04/26/18	1	*	4.25%	$0		$582	$582	$582
	Albro Hacking, Corp. ##	Term Loan	07/10/14	07/10/17	1	*	3.63%	$0		$581	$581	$581
	Marian Cab Corp ##	Term Loan	06/19/12	06/19/19	1	*	4.50%	$0		$581	$581	$581
	Joseph W Charles	Term Loan	05/27/14	05/27/17	1	*	3.70%	$0		$578	$580	$580
	Mohammed Hossen & Abrar Hanif ##	Term Loan	03/11/13	03/11/18	1	*	4.50%	$0		$580	$580	$580
	Bliss Cab Corp ##	Term Loan	10/21/10	10/05/18	1	*	4.25%	$0		$576	$576	$576
	Anmol Usa LLC ## &	Term Loan	10/01/14	09/26/17	1	*	3.75%	$0		$575	$575	$575
	Marc C Bastien ## &	Term Loan	04/11/13	05/24/18	1	*	4.00%	$0		$575	$575	$575
	Turgut Duman ## &	Term Loan	12/02/15	12/02/18	1	*	4.13%	$0		$567	$567	$569
	Roudy Moliere &Jean B Letang ## &	Term Loan	01/15/16	01/15/18	1	*	5.00%	$0	$569	$565	$565	$566
	Man Singh ##	Term Loan	02/25/13	02/09/18	1	*	4.50%	$0		$564	$564	$564
	Manuel F Pena ## &	Term Loan	11/26/13	10/26/17	1	*	2.00%	$0		$561	$561	$561
	Sushil Maggoo ##	Term Loan	12/09/15	12/09/18	1	*	3.90%	$0		$559	$559	$561
	Oradeanul Taxi Corp ##	Term Loan	01/30/13	02/01/18	1	*	5.00%	$0		$560	$560	$560
	Tarek Elsaid ##	Term Loan	05/12/14	05/12/17	1	*	3.63%	$0		$557	$557	$557
	Mukhtiar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0		$555	$555	$556
	Sphinx Rc LLC	Term Loan	08/25/16	08/25/19	1	*	3.50%	$0	$558	$553	$553	$555
	Sukhdev Singh & Harpreet Singh ##	Term Loan	07/13/16	07/13/19	1	*	3.75%	$0	$558	$553	$553	$555
	Rose And Jean Service LLC ## &	Term Loan	06/15/16	06/15/19	1	*	4.00%	$0	$554	$552	$552	$554
	Humberto Ontaneda ##	Term Loan	10/17/13	09/23/18	1	*	2.50%	$0		$550	$550	$550
	K.R. Express Cab Corp ##	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0		$549	$549	$550
	Mci Taxi Inc ##	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0		$549	$549	$550
	Alexander A Malamud ##	Term Loan	02/28/13	02/26/18	1	*	4.00%	$0		$548	$548	$548
	Yves Bazile ##	Term Loan	09/16/15	03/15/18	1	*	4.75%	$0		$544	$544	$545
	Jean J Monteau ##	Term Loan	12/06/12	06/07/18	1	*	4.50%	$0		$538	$538	$538
	Gilbert Chong ##	Term Loan	10/28/15	10/28/17	1	*	4.50%	$0		$536	$536	$537
	Magloire David ##	Term Loan	07/24/15	08/12/18	1	*	2.50%	$0		$534	$534	$535
	Dani Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$534	$534	$534
	Emad S Tadros ##	Term Loan	05/18/16	05/18/18	1	*	3.25%	$0	$540	$532	$532	$534
	Rafi Mohammad ##	Term Loan	02/27/13	02/03/18	1	*	4.50%	$0		$533	$533	$533
	Newton Sodhi ## {Annually-Prime plus 1.00%}	Term Loan	05/06/13	05/06/19	1	*	4.50%	$0		$533	$533	$533
	Rafael A Pena ##	Term Loan	09/18/13	08/29/18	1	*	2.00%	$0		$526	$526	$526

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Maria L Denocua ##	Term Loan	09/17/15	09/17/17	1	*	4.40%	$0		$523	$523	$524
	Amarjit Sangera ##	Term Loan	11/18/15	05/18/18	1	*	4.50%	$0		$519	$519	$520
	Sandeep Transport LLC ##	Term Loan	06/23/16	06/23/19	1	*	3.75%	$0	$522	$518	$518	$520
	Fernande Paul Cab Corp ## {Annually-Prime}	Term Loan	01/24/13	05/24/19	1	*	3.50%	$0		$518	$518	$518
	Nycyellow LLC ##	Term Loan	12/21/16	12/21/19	1	*	3.50%	$0	$512	$512	$512	$514
	Travis R Bazile & Jean Exinvil ##	Term Loan	10/21/15	10/21/18	1	*	4.90%	$0		$512	$512	$513
	Luis E Perez ##	Term Loan	03/19/14	03/19/17	1	*	3.75%	$0		$512	$512	$512
	Nana K Adom ##	Term Loan	10/05/15	04/05/18	1	*	4.50%	$0		$496	$496	$497
	Amjad Abbas ##	Term Loan	12/19/13	12/19/16	1	*	3.40%	$0		$496	$496	$496
	Frantz Louhis & Joseph Paul ##	Term Loan	06/08/12	06/08/17	1	*	4.50%	$0		$495	$495	$495
	Albert A Agyemang ##	Term Loan	07/09/13	07/09/18	1	*	3.00%	$0		$492	$492	$492
	Jaswinder K Sharma ##	Term Loan	10/08/15	10/08/17	1	*	4.50%	$0		$487	$487	$488
	Momar Diagne ##	Term Loan	05/12/14	05/12/17	1	*	4.50%	$0		$471	$471	$471
	Adil Lone ##	Term Loan	09/10/15	09/10/17	1	*	4.25%	$0		$468	$468	$469
	Ahmed Elsayed ## &	Term Loan	11/22/13	11/22/16	1	*	3.50%	$0		$469	$469	$469
	Gbcab LLC ## &	Term Loan	08/19/15	08/19/18	1	*	3.75%	$0		$647	$637	$467
	Gerardo Barrera ## &	Term Loan	08/08/14	08/08/17	1	*	4.00%	$0		$643	$630	$466
	Ghotra & Ghotra LLC &	Term Loan	12/19/13	12/19/17	1	*	2.50%	$0		$793	$780	$466
	Louis A Alphonse ## &	Term Loan	02/21/13	02/18/19	1	*	4.50%	$0		$466	$466	$466
	Anwar Khalifa ## &	Term Loan	08/07/14	08/07/17	1	*	4.50%	$0		$644	$644	$465
	Dominique Ismael ## &	Term Loan	03/10/14	03/10/17	1	*	3.88%	$0		$531	$517	$465
	Erwich Chery &	Term Loan	09/29/14	09/27/17	1	*	4.25%	$0		$542	$542	$465
	Guivarch Thimothe &	Term Loan	09/19/12	09/07/17	1	*	4.75%	$0		$587	$587	$465
	Jasvinder Chhoker + Dam Singh	Term Loan	11/10/11	05/30/18	1	*	4.50%	$0		$465	$465	$465
	Joseph Paul Desir ## &	Term Loan	07/28/14	08/30/19	1	*	2.50%	$0		$647	$633	$465
	Alika Awan Trans Corp ## &	Term Loan	09/04/13	09/04/16	1	*	3.85%	$0		$734	$734	$464
	Arman And Mehtab Padda Taxi Co ## &	Term Loan	06/19/13	06/19/16	1	*	3.88%	$0		$784	$772	$464
	Atef A Khalil &	Term Loan	07/09/14	07/09/17	1	*	3.85%	$0		$695	$695	$464
	Binh Pham ## &	Term Loan	04/23/14	04/23/17	1	*	4.00%	$0		$721	$717	$464
	Carmay Latendresse ## &	Term Loan	05/19/14	11/09/17	1	*	2.50%	$0		$705	$694	$464
	Dhuri And Barnala Cab Corp ## &	Term Loan	06/03/13	06/03/16	1	*	3.80%	$0		$753	$750	$464
	Eli Parada ## &	Term Loan	11/27/13	11/27/16	1	*	3.65%	$0		$538	$538	$464
	Guy Merisier ## &	Term Loan	07/25/14	07/25/17	1	*	4.13%	$0		$568	$568	$464
	Harold Torres ##	Term Loan	02/25/16	02/25/18	1	*	4.00%	$0	$471	$463	$463	$464
	Haroon Sharif ## &	Term Loan	05/21/13	05/18/18	1	*	2.50%	$0		$748	$748	$464
	Joseph L Flovel ## &	Term Loan	10/31/13	10/30/17	1	*	2.50%	$0		$628	$628	$464
	Mian Cab Corp ## &	Term Loan	01/21/14	01/21/17	1	*	4.00%	$0		$590	$590	$464
	Samiullah Zaman ## &	Term Loan	04/07/14	04/07/17	1	*	4.00%	$0		$729	$724	$464
	Samy Baddar ## &	Term Loan	07/18/13	03/07/18	1	*	2.50%	$0		$711	$689	$464
	Strivers Way Inc ## &	Term Loan	12/17/13	12/17/16	1	*	3.85%	$0		$666	$651	$464
	Tamimu Aliu ## &	Term Loan	05/28/13	05/28/16	1	*	4.25%	$0		$534	$534	$464

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Amr Aly Shafshak &	Term Loan	11/04/13	06/26/17	1	*	4.25%	$0		$707	$700	$463
	Avner Ben-Levy ## &	Term Loan	05/29/12	05/28/17	1	*	4.25%	$0		$483	$466	$463
	Frands Fequiere ## &	Term Loan	01/20/16	01/20/18	1	*	5.25%	$0	$464	$461	$461	$462
	Eustache Romain ## &	Term Loan	02/26/13	04/06/18	1	*	4.50%	$0		$460	$460	$460
	M Irshad Chaudhry & Mhd Ramzan ##	Term Loan	03/21/11	03/21/18	1	*	3.75%	$0		$457	$457	$457
	Joseph Jean ##	Term Loan	03/14/12	02/10/18	1	*	4.50%	$0		$452	$452	$452
	I&I Cab Corp ##	Term Loan	03/19/13	02/09/19	1	*	3.75%	$0		$449	$449	$449
	Shubal C Ghose ##	Term Loan	03/20/15	03/20/17	1	*	4.25%	$0		$444	$444	$444
	W.B.L.S Taxi Inc ## &	Term Loan	08/09/12	11/01/16	1	*	3.10%	$0		$444	$444	$444
	Mohammad Azhar ##	Term Loan	02/24/14	02/24/17	1	*	3.75%	$0		$439	$439	$439
	Rahul Amin ##	Term Loan	06/11/14	06/26/17	1	*	3.63%	$0		$431	$431	$431
	M&J Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Maya Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Mtr Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Neomi & Z Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Saba Moshe Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Gustavo E Cabrejos ##	Term Loan	10/07/15	04/07/18	1	*	4.50%	$0		$416	$416	$417
	Lelio Bresier & Jeanne Bresier ##	Term Loan	03/06/13	04/08/18	1	*	4.50%	$0		$417	$417	$417
	Mokbul Choudhury ##	Term Loan	08/25/14	08/25/17	1	*	4.00%	$0		$410	$410	$411
	Santokh Bangay ##	Term Loan	12/10/12	05/23/18	1	*	4.50%	$0		$406	$406	$406
	Dady Hamel ##	Term Loan	12/26/13	12/26/16	1	*	3.50%	$0		$402	$402	$402
	Verity Taxi Inc ##	Term Loan	02/08/13	02/08/18	1	*	3.60%	$0		$400	$400	$400
	Y Joey Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$400	$400	$400
	Sweeney And Sweeney ##	Term Loan	09/29/15	03/28/18	1	*	4.50%	$0		$398	$398	$398
	David Mashkabov ##	Term Loan	10/26/11	10/24/17	1	*	4.00%	$0		$394	$394	$394
	Senoz Cab Corp &	Term Loan	05/23/14	05/23/17	1	*	3.00%	$0		$748	$729	$394
	Amr & Rina Taxi Inc &	Term Loan	07/15/13	06/26/16	1	*	4.25%	$0		$667	$667	$393
	Eugenio & Ayodele Trans Corp &	Term Loan	09/26/13	09/26/16	1	*	4.25%	$0		$665	$657	$393
	Jacob Kuruvilla ##	Term Loan	11/11/09	12/05/17	1	*	3.75%	$0		$387	$387	$387
	Carlot Dalce ##	Term Loan	07/09/13	07/09/18	1	*	4.75%	$0		$385	$385	$385
	L&A Tarafdar Taxi Inc {Annually-Prime plus 1.00%}	Term Loan	05/24/16	05/24/19	1	*	4.50%	$0	$380	$376	$376	$378
	Melimajua Cab Corp ##	Term Loan	10/14/14	10/14/17	1	*	3.90%	$0		$376	$376	$377
	Daca Taxi Inc ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$376	$376	$376
	Pierre Jeune ##	Term Loan	12/14/12	06/09/18	1	*	4.50%	$0		$374	$374	$374
	Pierre Cadet ##	Term Loan	03/19/13	03/19/18	1	*	4.50%	$0		$368	$368	$368
	Chuhar Singh ##	Term Loan	06/06/13	06/15/18	1	*	4.25%	$0		$366	$366	$366
	Eduard Neyman	Term Loan	05/24/13	05/24/20	1	*	4.00%	$0		$361	$361	$362
	Yberto Santana ##	Term Loan	02/27/14	02/27/17	1	*	3.75%	$0		$362	$362	$362
	Bucur Express Cab Corp ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$361	$361	$361
	Shah M Rahman ##	Term Loan	11/25/13	11/25/17	1	*	4.50%	$0		$356	$356	$356
	Sincere Cab Corp ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$360	$360	$356

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Anthony Okyere Duah ##	Term Loan	06/10/11	06/10/17	1	*	3.63%	$0		$351	$351	$351
	Wai Tat Louie	Term Loan	05/07/15	05/07/17	1	*	5.00%	$0		$348	$348	$348
	Serge Bonny ##	Term Loan	03/11/13	03/14/18	1	*	4.50%	$0		$347	$347	$347
	Double Cab Corp ##	Term Loan	07/13/12	06/12/17	1	*	4.50%	$0		$338	$338	$338
	Malkit Singh ##	Term Loan	07/16/15	01/16/18	1	*	4.50%	$0		$332	$332	$333
	Rehmet Khan ##	Term Loan	03/11/15	03/11/17	1	*	4.00%	$0		$331	$331	$331
	Essa & Soliman Transit Inc ##	Term Loan	04/19/13	03/08/18	1	*	4.75%	$0		$329	$329	$329
	Jasvir Singh	Term Loan	11/27/12	11/27/22	1	*	4.25%	$0		$322	$322	$325
	Surjit Singh ##	Term Loan	10/25/13	10/25/18	1	*	3.80%	$0		$321	$321	$322
	Georges Desrosiers ##	Term Loan	07/23/14	07/23/17	1	*	4.50%	$0		$310	$310	$310
	Bj Cab Corp/Note 1 Of 2 {Annually-Prime plus 1.00%}	Term Loan	06/12/13	09/12/19	1	*	4.50%	$0		$297	$297	$297
	Bj Cab Corp/Note 2 Of 2 {Annually-Prime plus 1.00%}	Term Loan	06/12/13	09/12/19	1	*	4.50%	$0		$297	$297	$297
	Joubert Toussaint ##	Term Loan	03/09/15	03/09/17	1	*	4.00%	$0		$293	$293	$293
	Aem Transportation Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$287	$287	$288
	Macbak Trans Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$287	$287	$288
	Micdavid Hacking Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$287	$287	$288
	Musa Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$287	$287	$288
	Cleopatra Cab Corp ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	3.50%	$0		$284	$284	$284
	Crossbow Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	3.50%	$0		$284	$284	$284
	King “D” Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	3.50%	$0		$284	$284	$284
	King Verin Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	3.50%	$0		$284	$284	$284
	Petia Cab Corporation ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	3.50%	$0		$284	$284	$284
	Elsayed A Hassan ##	Term Loan	11/28/11	11/21/17	1	*	4.25%	$0		$278	$278	$278
	Jean B Guerrier ##	Term Loan	08/08/12	08/10/17	1	*	4.50%	$0		$275	$275	$275
	Kornos Taxi Inc ##	Term Loan	09/04/12	09/04/17	1	*	4.50%	$0		$270	$270	$270
	Anba Taxi Inc ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$270	$270	$267
	Corsi Cab Corp ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$270	$270	$267
	Zorro Taxi Inc ##	Term Loan	12/20/13	12/20/16	1	*	3.25%	$0		$260	$260	$260
	Platform Taxi Service/Mbank	Term Loan	05/04/12	05/12/17	1	*	5.57%	$0		$258	$258	$258
	Birk Cab Corp/Note 1 ## &	Term Loan	03/11/15	05/09/18	1	*	3.75%	$0		$358	$348	$251
	Kesef Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$250	$250	$250
	Mohammmed H Iqbal ##	Term Loan	09/14/12	03/11/18	1	*	4.50%	$0		$243	$243	$243
	Birk Cab Corp/Note 2 ## &	Term Loan	03/11/15	05/09/18	1	*	3.75%	$0		$308	$299	$216
	Daniel Victor ##	Term Loan	05/09/16	05/09/19	1	*	4.75%	$0	$214	$210	$210	$212
	Ede Service Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210	$210
	Ede Service Corp	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$203	$203	$203
	Frank Nobile ##	Term Loan	11/26/12	11/26/17	1	*	3.75%	$0		$190	$190	$191
	Lissade Aurelus ## {Annually-Prime plus 1.00%}	Term Loan	05/01/13	05/03/19	1	*	4.50%	$0		$190	$190	$190
	Jackie L Chaiken ##	Term Loan	09/20/16	03/26/18	1	*	4.25%	$0	$183	$180	$180	$182
	Valeri Aminov—Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0		$175	$175	$176
	Mohammad Ashraf Ali ##	Term Loan	01/17/12	01/09/18	1	*	4.00%	$0		$166	$166	$166

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Wan Sang Lau & Mary Quan Lau ##	Term Loan	03/18/16	03/18/18	1	*	4.50%	$0	$164	$152	$152	$153
	Ede Service Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$151	$151	$151
	Jo & Dimi LLC ##	Term Loan	09/17/15	09/17/18	1	*	3.10%	$0		$140	$140	$141
	Ny Diploma Taxi Co ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140	$140
	Ny Diploma Taxi Co	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$135	$135	$135
	Paros Taxi LLC &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$285	$275	$135
	Sofi Hacking Corp ##	Term Loan	05/11/15	05/11/18	1	*	4.00%	$0		$125	$125	$126
	Mk Multani/B Note	Term Loan	04/13/15	04/13/17	1	*	4.00%	$0		$125	$125	$125
	Joseph Bologna ## {Annually-Prime plus 1.00%}	Term Loan	10/06/10	09/29/19	1	*	4.50%	$0		$125	$125	$125
	Roman Fermin ##	Term Loan	08/09/13	07/29/18	1	*	4.75%	$0		$124	$124	$124
	Sunu Miah And M Jahangi/Mbnk	Term Loan	05/12/14	08/15/18	1	*	3.00%	$0		$108	$108	$109
	Jeffrey Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$102	$102	$102
	Mama Of 5 Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$102	$102	$102
	Papa Of 5 Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$102	$102	$102
	Tlg Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$102	$102	$102
	Ny Diploma Taxi Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$101	$101	$101
	Valeri Aminov—Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0		$98	$98	$99
	Nicolae Blidariu	Term Loan	02/29/08	02/28/23	1	*	6.50%	$0		$93	$93	$93
	Abdul H Abid ##	Term Loan	04/24/14	04/24/19	1	*	4.00%	$0		$91	$91	$92
	D&P Baidwan LLC/Mbnk	Term Loan	05/20/14	05/20/17	1	*	4.61%	$0		$88	$88	$88
	Jaswinder Singh/Note B	Term Loan	04/27/16	04/27/18	1	*	2.50%	$0	$84	$84	$84	$86
	Arjun & Simran LLC/Mbnk	Term Loan	05/21/14	05/21/17	1	*	6.50%	$0		$78	$78	$78
	Gni Taxi LLC	Term Loan	06/09/14	05/15/17	1	*	6.50%	$0		$78	$78	$78
	Hargobind Taxi LLC/Mbnk	Term Loan	05/23/14	05/23/17	1	*	4.06%	$0		$78	$78	$78
	Pj Moe LLC/Mbnk	Term Loan	07/08/14	07/08/17	1	*	8.44%	$0		$75	$75	$76
	Bu Taxi LLC/Mbank &	Term Loan	12/29/10	11/01/16	1	*	3.10%	$0		$75	$75	$75
	Kero Taxi Corp/Mbnk	Term Loan	05/30/14	05/30/17	1	*	8.19%	$0		$75	$75	$75
	Mode Service Corp	Term Loan	06/02/11	06/01/21	1	*	6.00%	$0		$74	$74	$74
	Ede Service Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$69	$69	$69
	Jean Pierre Trans Inc	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$65	$65	$66
	Eddy Joseph	Term Loan	02/02/15	02/02/22	1	*	5.00%	$0		$62	$62	$64
	Davinder Singh/Mbnk	Term Loan	04/23/14	04/20/17	1	*	8.58%	$0		$61	$61	$61
	Tyme Cab Corp	Term Loan	06/26/14	06/26/17	1	*	3.60%	$0		$61	$61	$61
	Y Mommy Taxi Inc/Mbank &	Term Loan	12/23/10	11/01/16	1	*	3.10%	$0		$60	$60	$60
	Chahal & Nahal LLC	Term Loan	04/21/14	04/21/17	1	*	6.50%	$0		$58	$58	$58
	Ruckman Hacking Corp {Annually-Prime plus .25%}	Term Loan	08/30/13	03/01/19	1	*	3.75%	$0		$58	$58	$58
	Sonnet Service Co Inc {Annually-Prime plus .25%}	Term Loan	08/30/13	03/01/19	1	*	3.75%	$0		$58	$58	$58
	Goodspeed Transit Inc {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$56	$56	$56
	Cora Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$53	$53	$54
	Granny Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$53	$53	$54
	William G Ward ##	Term Loan	04/29/13	04/26/21	1	*	4.50%	$0		$54	$54	$54

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Y Daddy Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$54	$54	$54
	Appoint Cab Corp/Mbank	Term Loan	12/06/10	06/06/17	1	*	6.62%	$0		$53	$53	$53
	Soho Cab Corp &	Term Loan	02/11/14	02/11/17	1	*	3.38%	$0		$86	$76	$53
	Ptah Cab Corp {Annually-Prime minus .25%}	Term Loan	03/12/14	03/12/17	1	*	3.25%	$0		$50	$50	$50
	Salih Boncukcu/Mbnk	Term Loan	06/18/14	06/18/17	1	*	8.96%	$0		$48	$48	$49
	Ar Rahman Express Cab Corp/Mbn	Term Loan	06/17/14	06/17/17	1	*	8.71%	$0		$47	$47	$48
	Network Agami Cab Corp {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	3.13%	$0		$48	$48	$48
	Rrc Express Corp/Mbnk	Term Loan	05/14/14	05/14/17	1	*	8.71%	$0		$46	$46	$47
	Jagjit Singh/Mbnk	Term Loan	02/14/14	02/14/17	1	*	8.58%	$0		$46	$46	$46
	Ny Diploma Taxi Co	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$46	$46	$46
	Nirvair Trans LLC/Mbnk	Term Loan	02/04/14	02/04/17	1	*	8.50%	$0		$45	$45	$45
	Orbit Agami Cab LLC {Annually-Prime minus .375%}	Term Loan	11/05/10	10/01/19	1	*	3.25%	$0		$45	$45	$45
	Justin Hacking Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$44	$44	$44
	Pakt Medallions LLC/Mbnk	Term Loan	08/26/14	08/26/17	1	*	8.46%	$0		$43	$43	$43
	Boris Ushman ##	Term Loan	05/21/03	02/17/18	1	*	5.75%	$0		$42	$42	$42
	Nosea Taxi LLC &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$37	$38	$38
	Hshmul Taxi LLC/Mbnk	Term Loan	03/17/14	03/17/17	1	*	6.50%	$0		$36	$36	$36
	Alexander Vizueta	Term Loan	09/12/16	03/12/20	1	*	5.00%	$0	$33	$31	$31	$33
	Anastasios Tsiklidis	Term Loan	04/15/11	01/15/18	1	*	3.60%	$0		$32	$32	$33
	M.M.Y Taxi Inc &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$31	$31	$31
	N&A Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	S&M Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Y Meir Taxi Inc/Mbnk &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Y Michal Taxi Inc/Mbnk &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Y Mike Taxi Inc &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Y Mati Taxi Inc/Mbnk &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Yme Transit Inc {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$30	$30	$30
	Bursa Cab Corp/Note 1	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$26	$26	$26
	Bursa Cab Corp/Note 2	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$25	$25	$25
	Sukhdev Singh & H Singh/B Note	Term Loan	07/13/16	07/13/20	1	*	5.00%	$0	$26	$23	$23	$25
	Fido Cab Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$25	$25	$25
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0		$21	$21	$22
	Mry Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21	$21
	Opera Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21	$21
	Ronen Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21	$21
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/19	1	*	4.25%	$0		$18	$18	$19
	Bj Cab Corp	Term Loan	02/27/15	02/26/19	1	*	5.00%	$0		$17	$17	$18
	Dominique Ismael &	Term Loan	09/17/15	09/17/18	1	*	5.00%	$0		$17	$17	$18
	Donald Singh	Term Loan	10/08/15	10/08/18	1	*	6.00%	$0		$17	$17	$18
	Vosiem Hacking Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$18	$18	$18
	Balwinder Singh	Term Loan	02/19/14	02/07/19	1	*	5.25%	$0		$16	$16	$17

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Norberto Cardona ## &	Term Loan	03/30/12	03/30/17	1	*	4.00%	$0		$15	$15	$15
	Surlak Taxi LLC/Mbnk	Term Loan	04/25/14	04/17/17	1	*	8.66%	$0		$15	$15	$15
	Balwinder Singh	Term Loan	10/02/15	10/02/18	1	*	6.00%	$0		$9	$9	$10
	Jean M Venord/Mbank	Term Loan	02/11/10	03/10/17	1	*	6.38%	$0		$9	$9	$9
	Jened Cab Corp ##	Term Loan	03/13/12	01/13/17	1	*	3.50%	$0		$9	$9	$9
	Yegal Express Cab Co/Mbank	Term Loan	11/10/10	08/28/20	1	*	6.38%	$0		$8	$8	$8
	Ilker Altaygil	Term Loan	11/23/15	11/20/17	1	*	5.00%	$0		$5	$5	$6
	Harold Torres ## &	Term Loan	10/01/13	11/01/17	1	*	4.00%	$0		$5	$5	$5
	Balwinder Singh/Note B &	Term Loan	03/03/15	03/03/17	1	*	4.00%	$0		$175	$175	$1
	Devinder P Singh & Guneet/Mbnk &	Term Loan	02/19/14	02/19/17	1	*	6.50%	$0		$15	$15	$0
	Diin Taxi LLC/Mbnk &	Term Loan	12/27/16	06/27/18	1	*	0.00%	$0	$127	$127	$119	$0
	Hanu Manu Taxi Inc/Mbnk &	Term Loan	05/19/14	05/16/19	1	*	4.43%	$0		$86	$81	$0
	Ramdas 4 Taxi LLC/Mbnk &	Term Loan	05/27/14	02/17/18	1	*	6.50%	$0		$81	$77	$0
Chicago					111	10%	4.54%	$0	$109	$38,320	$38,091	$28,850
	Sweetgrass Peach &Chadwick Cap ##	Term Loan	08/28/12	02/24/18	1	1%	5.00%	$0		$1,454	$1,454	$1,454
	Regal Cab Company Et Al ##	Term Loan	08/29/13	08/27/18	1	*	5.00%	$0		$1,322	$1,322	$1,322
	Chicago Medallion Nine LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$1,241	$1,241	$1,241
	Blue Eyes Cab Corp ## & {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	3.75%	$0		$1,183	$1,183	$1,185
	Lucky Seven Chicago One Inc ## & {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	3.75%	$0		$1,183	$1,183	$1,185
	Michael Two Cab Corp ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$958	$958	$958
	Johns Cabs Corp ##	Term Loan	04/12/12	04/12/17	1	*	5.00%	$0		$935	$935	$935
	Harriet C Inc ##	Term Loan	10/19/12	10/17/18	1	*	2.50%	$0		$874	$874	$874
	Lmb Taxi Iv Inc ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$798	$798	$798
	Lmb Taxi V Inc ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$798	$798	$798
	Chicago Medallion One LLC ##	Term Loan	12/02/11	12/02/16	1	*	3.00%	$0		$765	$765	$765
	Chicago Medallion Three LLC ##	Term Loan	12/02/11	12/02/16	1	*	3.00%	$0		$765	$765	$765
	Chicago Medallion Two LLC ##	Term Loan	12/02/11	12/02/16	1	*	3.00%	$0		$765	$765	$765
	Chicago Medallion Four LLC ##	Term Loan	12/02/11	12/02/16	1	*	3.00%	$0		$764	$764	$764
	Carol Of Illinois Enterprises	Term Loan	09/19/14	09/19/17	1	*	5.00%	$0		$660	$660	$659
	Chicago Medallion Seven LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$620	$620	$620
	N And M Valdof Hacking Corp ##	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$517	$517	$517
	Kayla Hacking Corp ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$479	$479	$479
	Mikhalia Cabs Nine Inc ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$479	$479	$479
	Natasha Transportation Inc ##	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$468	$468	$468
	Mike Taxi Corp ##	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$467	$467	$467
	Natalia Taxi Corp ##	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$465	$466	$466
	Moo Moo Cab Co ## {Annually-Prime plus 2.00%}	Term Loan	08/14/13	08/04/19	1	*	5.50%	$0		$438	$438	$438
	Blue Valentine Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	5.50%	$0		$428	$428	$428
	Tumblin Dice Taxi Inc {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	5.50%	$0		$428	$428	$428
	Musanour Cab Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$426	$426	$427
	Rahwa & Bros Cab Co, Et Al ## &	Term Loan	04/11/14	04/11/19	1	*	5.00%	$0		$695	$676	$350

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Ray Cab Company &	Term Loan	07/22/15	07/22/18	1	*	5.50%	$0		$756	$751	$350
	Met Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$576	$576	$349
	Cozy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$480	$480	$291
	Dell Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$480	$480	$291
	Little Wing Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	5.50%	$0		$287	$287	$287
	American Buffalo Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	5.50%	$0		$284	$284	$284
	Valasia Cab Co ##	Term Loan	01/18/12	01/18/18	1	*	5.00%	$0		$246	$246	$246
	Santorini Five Cab Corp ## &	Term Loan	05/09/13	08/09/16	1	*	3.75%	$0		$788	$786	$233
	Santorini Four Cab Corp ## &	Term Loan	05/09/13	08/09/16	1	*	3.75%	$0		$788	$786	$233
	Santorini Six Cab Corp ## &	Term Loan	05/09/13	08/09/16	1	*	3.75%	$0		$788	$786	$233
	Tribeca Two Cab Corp ## &	Term Loan	05/09/13	08/09/16	1	*	3.75%	$0		$788	$786	$233
	Les & Thera LLC	Term Loan	05/08/13	05/08/17	1	*	5.25%	$0		$227	$227	$227
	Asmara Inc ##	Term Loan	04/11/13	04/11/18	1	*	5.50%	$0		$217	$217	$218
	Aniba Management & Services In ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$212	$212	$213
	Glti Cab Corp	Term Loan	03/10/15	03/10/18	1	*	5.00%	$0		$211	$211	$212
	Yenemekoya Inc ## &	Term Loan	06/28/13	06/28/18	1	*	5.25%	$0		$203	$203	$204
	Showcase Sports Management Cor ##	Term Loan	01/22/10	03/11/18	1	*	5.50%	$0		$196	$196	$196
	Rahel Express Inc ##	Term Loan	12/27/13	12/27/18	1	*	5.25%	$0		$189	$189	$190
	Dome Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$288	$288	$175
	Kalib 2010 Inc ##	Term Loan	07/16/13	07/16/17	1	*	5.50%	$0		$164	$164	$164
	Adi Express Inc ##	Term Loan	09/21/12	09/21/17	1	*	5.75%	$0		$147	$147	$147
	Wubshet Inc ##	Term Loan	09/25/13	09/25/18	1	*	5.25%	$0		$141	$141	$142
	Semhar Corp ##	Term Loan	01/31/12	01/31/17	1	*	5.50%	$0		$141	$141	$141
	Significant Trans Inc ##	Term Loan	04/06/12	04/06/17	1	*	6.50%	$0		$139	$139	$139
	Jpg Cab Corp	Term Loan	04/23/12	04/23/17	1	*	6.50%	$0		$128	$128	$128
	Antar Trans Inc	Term Loan	01/17/14	01/17/19	1	*	5.00%	$0		$123	$123	$124
	Coffee Taxi LLC ## &	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$491	$486	$117
	Myrtos Cab Corp &	Term Loan	03/25/15	03/25/19	1	*	4.25%	$0		$354	$348	$117
	Taxi For Less Inc &	Term Loan	09/19/14	03/31/17	1	*	2.00%	$0		$389	$374	$117
	Jiffy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$192	$185	$116
	Addis Flower Taxi Cab Service	Term Loan	02/27/14	02/27/19	1	*	5.50%	$0		$103	$103	$104
	Bedford Cab Two Corp {Annually-Prime plus .75%}	Term Loan	07/30/10	03/11/19	1	*	4.25%	$0		$104	$104	$104
	Paik Cab Co	Term Loan	05/30/14	05/30/19	1	*	5.00%	$0		$102	$102	$103
	Delina Cab Inc	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$102	$102	$102
	Asmara Cab Company ##	Term Loan	12/01/11	12/29/19	1	*	5.25%	$0		$99	$99	$99
	Bashiru Habib	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$98	$98	$99
	Imc Cab Corp {Annually-Prime plus .75%}	Term Loan	08/27/10	03/11/19	1	*	4.25%	$0		$93	$93	$93
	Tyrone Henderson	Term Loan	03/12/14	07/27/18	1	*	6.50%	$0		$79	$79	$80
	Measho Cab Corp	Term Loan	08/08/16	08/08/19	1	*	5.00%	$0	$79	$77	$77	$79
	Tigray Cab Inc	Term Loan	03/28/13	03/28/18	1	*	5.50%	$0		$78	$78	$79
	Yemi Taxi Corp ##	Term Loan	08/01/13	08/01/18	1	*	5.25%	$0		$72	$72	$73

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Annabelle Cab Corporation ## &	Term Loan	02/14/14	03/12/16	1	*	3.75%	$0		$222	$222	$60
	Karbala Express Inc ## &	Term Loan	02/26/13	05/26/16	1	*	5.00%	$0		$237	$237	$60
	Life Cab Corp ## &	Term Loan	09/18/13	09/18/18	1	*	5.25%	$0		$182	$180	$60
	Moses J Frank &	Term Loan	04/26/13	04/26/18	1	*	7.00%	$0		$100	$95	$60
	Nour Enterprise Inc ## &	Term Loan	09/16/13	09/16/18	1	*	5.75%	$0		$211	$211	$60
	Adom Enterprise, Inc ## &	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$227	$225	$59
	Alem B Cab Inc ## &	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$160	$160	$59
	Alex Z Cab Corp &	Term Loan	04/22/13	04/22/18	1	*	5.50%	$0		$226	$219	$59
	Alkarim Chicago Inc ## &	Term Loan	11/27/13	11/27/18	1	*	5.50%	$0		$204	$196	$59
	Helen Habte Corp ## &	Term Loan	10/01/13	02/03/17	1	*	4.00%	$0		$229	$223	$59
	Interwoodex Inc ## &	Term Loan	11/07/13	11/07/18	1	*	5.00%	$0		$225	$225	$59
	Nakfa Corp ## &	Term Loan	06/17/13	06/17/18	1	*	4.88%	$0		$225	$225	$59
	Naneffe Inc ## &	Term Loan	03/15/13	03/15/18	1	*	5.50%	$0		$164	$159	$59
	Nike Yomi Inc ## &	Term Loan	08/06/13	08/06/18	1	*	5.25%	$0		$224	$216	$59
	Sabina Cab Inc &	Term Loan	04/19/13	04/19/18	1	*	5.50%	$0		$128	$126	$59
	Shere Corp ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$227	$224	$59
	Tad Taxi Co ## &	Term Loan	11/13/13	11/13/18	1	*	5.00%	$0		$228	$222	$59
	Tahoora Transportation Inc. ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$227	$224	$59
	Tekezze Inc &	Term Loan	12/11/13	12/11/18	1	*	5.00%	$0		$228	$221	$59
	Three Kids Corp &	Term Loan	04/15/13	04/15/18	1	*	5.50%	$0		$223	$209	$59
	Zeyrefda Inc ## &	Term Loan	05/17/13	05/17/18	1	*	5.50%	$0		$226	$223	$59
	C Dortch Inc ## &	Term Loan	12/04/13	12/04/16	1	*	4.25%	$0		$203	$202	$58
	Grapevine Taxi LLC ## &	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$181	$178	$58
	Pireas Taxi Corp ## &	Term Loan	06/07/13	06/07/16	1	*	4.50%	$0		$188	$186	$58
	Sny Cab Inc ##	Term Loan	12/14/11	12/28/19	1	*	4.50%	$0		$31	$31	$31
	Top Cab Corp	Term Loan	05/14/15	05/14/19	1	*	4.25%	$0		$25	$25	$26
	Ali Taxi Corp ##	Term Loan	08/13/13	08/13/18	1	*	5.25%	$0		$24	$24	$25
	Top Cab Corp &	Term Loan	02/24/15	02/24/19	1	*	4.25%	$0		$25	$24	$25
	Ade Taxi Corp	Term Loan	12/08/14	12/08/19	1	*	5.50%	$0		$22	$22	$23
	Bashiru Habib/B Note	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$16	$16	$17
	Hudson Cab Corp &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$70	$65	$17
	Oia Cab Corp &	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$71	$60	$17
	Santorini Two Cab Corp &	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$57	$48	$14
	Tribeca Three Cab Corp &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$56	$52	$14
	Francis King Boat Inc	Term Loan	04/17/13	04/17/18	1	*	5.50%	$0		$12	$12	$13
	Stny Taxi Corp &	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$54	$45	$13
	Greenwich Cab Corp &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$42	$39	$10
	Any Cab Two Corp &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$28	$26	$7
	St Petersburg Taxi LLC &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$28	$26	$7
	Patriot Trans Et Al &	Term Loan	03/17/15	03/31/17	1	*	2.75%	$0		$799	$767	$2
	Patriot Trans Inc &	Term Loan	05/09/16	05/09/18	1	*	0.00%	$0	$20	$20	$20	$2

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Taxi For Less Inc &	Term Loan	05/09/16	05/09/18	1	*	0.00%	$0	$10	$10	$10	$2
	Chicago Seven Inc/Mbnk & {Annually-Prime}	Term Loan	12/29/15	12/29/20	1	*	3.75%	$0		$240	$240	$0
Newark					111	8%	5.27%	$0	$314	$23,291	$23,267	$23,157
	Viergella Inc ##	Term Loan	02/20/14	02/20/18	1	*	4.75%	$0		$1,312	$1,312	$1,313
	Rachel LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$686	$686	$686
	Cherubin Vincent	Term Loan	01/23/14	01/23/18	1	*	5.25%	$0		$615	$615	$616
	K And N Taxi LLC	Term Loan	09/26/13	09/26/19	1	*	5.25%	$0		$605	$605	$605
	A.M.E. Transit Limited Liabili ##	Term Loan	01/10/13	01/10/18	1	*	5.25%	$0		$551	$551	$551
	Briana Taxi LLC	Term Loan	01/23/14	01/23/18	1	*	5.00%	$0		$340	$340	$341
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.90%	$0		$316	$316	$317
	Airport Travel LLC &	Term Loan	01/23/14	01/23/18	1	*	4.75%	$0		$311	$311	$312
	Two Daughters Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	5.25%	$0		$300	$300	$301
	Mr. Milicent & Sons, LLC ##	Term Loan	04/24/14	04/24/17	1	*	4.80%	$0		$295	$295	$295
	P.C. Taxi Corp	Term Loan	06/13/13	06/13/17	1	*	6.00%	$0		$285	$285	$285
	Clair 282 LLC ##	Term Loan	09/12/13	09/12/17	1	*	5.00%	$0		$279	$279	$279
	Owned By Mr Vincent LLC	Term Loan	01/10/13	01/10/17	1	*	5.50%	$0		$278	$278	$278
	Romise Taxi LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$277	$277	$278
	1 Hope LLC	Term Loan	09/26/13	09/26/17	1	*	5.50%	$0		$277	$277	$277
	Lagrande Taxi Corp ##	Term Loan	02/14/13	02/14/17	1	*	5.50%	$0		$277	$277	$277
	B Gene And Fil LLC	Term Loan	01/10/13	01/10/17	1	*	5.25%	$0		$275	$275	$275
	Angel Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$272	$272	$272
	Carvin Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$272	$272	$272
	Cmgv #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$272	$272	$272
	Dern #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$272	$272	$272
	Center Taxi LLC ##	Term Loan	08/15/13	08/15/17	1	*	5.50%	$0		$267	$267	$267
	Jovin Taxi Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.00%	$0		$258	$258	$258
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$256	$256	$256
	Magdala Corp ##	Term Loan	08/16/13	08/16/17	1	*	5.25%	$0		$250	$250	$250
	Maitre Joa LLC	Term Loan	09/12/13	09/12/17	1	*	5.25%	$0		$248	$248	$248
	Simone Francois ##	Term Loan	04/25/13	04/25/17	1	*	5.50%	$0		$245	$245	$245
	Philippe Taxi LLC &	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$240	$240	$240
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$239	$239	$239
	Mike 22, Limited Liability Com	Term Loan	06/11/15	06/11/18	1	*	5.50%	$0		$239	$239	$239
	Holy Family Trans Inc	Term Loan	04/16/15	04/16/19	1	*	5.00%	$0		$237	$237	$237
	Peter Doe	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$234	$234	$235
	D,D Trans Inc	Term Loan	09/18/14	09/18/18	1	*	4.75%	$0		$232	$232	$232
	Nahla Taxi Inc ##	Term Loan	04/24/14	04/24/18	1	*	5.50%	$0		$230	$230	$231
	St Abraam Corp	Term Loan	04/25/13	04/22/18	1	*	5.00%	$0		$229	$229	$229
	Three Sons 2 Taxi Inc ##	Term Loan	05/09/13	05/09/17	1	*	5.50%	$0		$228	$228	$228
	Timax 426 Inc	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$227	$227	$228
	Rowfida Incorporated ##	Term Loan	12/12/13	12/12/17	1	*	4.75%	$0		$226	$226	$227

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Laboule LLC &	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$231	$223	$223
	Les & Thera Transportation LLC	Term Loan	07/12/13	07/12/17	1	*	5.25%	$0		$223	$223	$223
	Luckner Etienne ##	Term Loan	10/25/12	10/25/19	1	*	5.50%	$0		$220	$220	$220
	Kesh & Kelo LLC ##	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$216	$216	$216
	Sonson Taxi Inc ##	Term Loan	10/25/12	10/25/17	1	*	5.50%	$0		$216	$216	$216
	Dupe Taxi LLC	Term Loan	12/10/15	12/10/19	1	*	5.50%	$0		$214	$214	$215
	T-Bozo Trans LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$212	$212	$212
	Anasta.S. Taxi LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$208	$208	$208
	E H 88 Taxi Corp ##	Term Loan	06/12/14	06/12/17	1	*	4.75%	$0		$207	$207	$207
	Semsema Trans Corporation	Term Loan	09/18/14	09/18/18	1	*	5.00%	$0		$207	$207	$207
	Ekny Fils-Aime ## &	Term Loan	10/17/11	10/17/17	1	*	6.50%	$0		$206	$206	$206
	Mpaul 596 LLC &	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$206	$206	$206
	Zoune Taxi #2 Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.75%	$0		$204	$204	$204
	La Belle Joulie LLC	Term Loan	04/14/16	04/14/20	1	*	6.00%	$0	$206	$201	$201	$202
	Jacob And Jasmina Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$201	$201	$201
	Joseph And Jamar Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$201	$201	$201
	Dmd Taxi LLC &	Term Loan	09/26/13	09/26/17	1	*	4.75%	$0		$198	$198	$198
	Joseph And Alea LLC ##	Term Loan	02/23/15	02/23/19	1	*	5.25%	$0		$198	$198	$198
	Bidon Taxi Inc &	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$278	$261	$197
	Dorvilma LLC ## &	Term Loan	02/14/13	02/14/19	1	*	5.25%	$0		$274	$274	$196
	Boss Carmel Taxi Inc ##	Term Loan	11/14/13	11/14/17	1	*	5.50%	$0		$194	$194	$195
	Jacob Joseph	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$193	$193	$193
	O.P. Taxi LLC	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$192	$192	$192
	Chell 11 Corp	Term Loan	07/10/14	07/10/18	1	*	5.25%	$0		$190	$190	$191
	Erick Fleuridor	Term Loan	07/19/12	06/11/17	1	*	5.50%	$0		$191	$191	$191
	M.K. Taxi Inc	Term Loan	01/23/14	01/23/18	1	*	4.50%	$0		$186	$186	$187
	Stany Inc	Term Loan	06/23/15	06/11/18	1	*	7.00%	$0		$185	$185	$185
	Saintilia Charles	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$184	$184	$184
	Chavensky Cab Inc	Term Loan	12/12/13	12/12/17	1	*	5.00%	$0		$182	$182	$183
	Clermise LLC	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$181	$181	$181
	Daniele Taxi LLC ##	Term Loan	05/15/14	05/15/18	1	*	5.75%	$0		$173	$173	$174
	Herve Dameus ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$170	$170	$170
	S Gladys Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	6.00%	$0		$168	$168	$169
	Mfc Taxi Corp ##	Term Loan	09/20/11	09/19/19	1	*	6.50%	$0		$167	$167	$166
	Marie Jeanne Philemon	Term Loan	07/17/15	07/16/18	1	*	6.50%	$0		$164	$164	$164
	Thomas Lahens	Term Loan	07/11/13	07/11/17	1	*	4.90%	$0		$163	$163	$163
	Erick Fleuridor	Term Loan	10/25/12	10/25/19	1	*	5.50%	$0		$159	$159	$159
	Micheline Luxeus ##	Term Loan	12/13/12	12/13/17	1	*	5.50%	$0		$156	$156	$156
	Serge Previlon LLC	Term Loan	08/15/13	08/15/18	1	*	5.25%	$0		$155	$155	$156
	Cassandra & Joseph Sejour Inc	Term Loan	04/09/10	03/13/18	1	*	4.50%	$0		$151	$151	$151
	Just 8 Taxi #2 Inc ##	Term Loan	10/16/15	10/15/18	1	*	7.00%	$0		$145	$145	$146

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Monise Lubintus	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$141	$141	$141
	A.N.T.K. LLC	Term Loan	04/25/13	04/25/18	1	*	5.50%	$0		$139	$139	$140
	534 Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$138	$138	$138
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.63%	$0		$129	$129	$130
	Antoines Dortin ##	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$126	$127	$127
	Charata Taxi Inc	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$125	$125	$126
	424 Taxi LLC	Term Loan	01/20/12	01/20/17	1	*	7.00%	$0		$121	$121	$121
	Pierre Family 084 LLC	Term Loan	07/12/13	07/12/17	1	*	5.00%	$0		$120	$120	$120
	Ahmad Taxi Inc	Term Loan	06/09/11	06/09/19	1	*	6.75%	$0		$120	$120	$119
	Forward Taxi Corp	Term Loan	03/15/12	03/15/17	1	*	6.00%	$0		$116	$116	$116
	Yves Frantz Philemon	Term Loan	12/11/14	12/11/18	1	*	4.75%	$0		$106	$106	$106
	Olga Morales	Term Loan	02/18/16	02/18/19	1	*	5.50%	$0	$108	$102	$102	$103
	Charles K Agesilas	Term Loan	08/14/14	08/14/21	1	*	6.50%	$0		$100	$100	$100
	Don Taxi Inc/Mbnk	Term Loan	01/23/14	01/23/18	1	*	6.50%	$0		$96	$96	$96
	R & Z Trans Service Inc	Term Loan	01/10/13	01/10/23	1	*	5.00%	$0		$91	$91	$92
	Mr Clean Sdam Taxi LLC	Term Loan	06/11/15	06/11/18	1	*	6.50%	$0		$88	$88	$88
	Alhayat Taxi Inc	Term Loan	02/14/13	02/14/17	1	*	5.00%	$0		$84	$84	$84
	Cosmos 2 Taxi Corporation ##	Term Loan	11/14/13	11/14/18	1	*	5.00%	$0		$81	$81	$82
	Hercule Jean-Baptiste	Term Loan	06/13/13	06/13/17	1	*	5.00%	$0		$82	$82	$82
	Ez Come Ez Go Inc	Term Loan	04/16/15	04/16/20	1	*	5.25%	$0		$79	$79	$79
	Clameus Estimable	Term Loan	05/06/10	06/06/18	1	*	5.25%	$0		$77	$77	$77
	0127 Incorporated ##	Term Loan	07/19/12	07/19/20	1	*	6.50%	$0		$76	$76	$76
	Louibert Julien	Term Loan	06/18/14	06/16/21	1	*	5.50%	$0		$74	$74	$76
	Gethsemane Inc	Term Loan	02/20/14	02/20/19	1	*	4.50%	$0		$72	$72	$73
	Mario P Jean-Louis ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$73	$73	$73
	Pola Trans Inc ##	Term Loan	07/19/12	07/19/17	1	*	5.50%	$0		$72	$72	$72
	Praise The Lord Taxi Inc	Term Loan	05/14/15	05/14/25	1	*	6.00%	$0		$71	$71	$72
	Gerald Jean-Louis ##	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$64	$64	$64
	Fraline Taxi Inc ##	Term Loan	09/18/14	09/18/19	1	*	5.50%	$0		$45	$45	$46
	Reyes Okoroagu ##	Term Loan	11/14/13	11/14/17	1	*	4.75%	$0		$42	$42	$43
	Farar LLC ##	Term Loan	03/13/14	03/13/19	1	*	5.25%	$0		$17	$17	$18
	Pierre Sterling	Term Loan	01/19/12	01/19/17	1	*	6.00%	$0		$2	$2	$2
Boston					60	8%	4.52%	$0	$1,214	$26,061	$25,857	$21,818
	Chidi Trans Inc &	Term Loan	11/17/14	03/25/16	1	*	5.50%	$0		$1,294	$1,293	$1,145
	Sasun Cab Inc	Term Loan	02/20/13	02/20/19	1	*	4.25%	$0		$864	$864	$864
	Johnson Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$1,354	$1,332	$839
	Mish Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$830	$830	$830
	Southside Enterprises Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$830	$830	$830
	Gabriel Trans Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$1,063	$1,062	$751
	Giorgio’S Cab Inc ##	Term Loan	09/04/15	09/04/17	1	*	4.00%	$0		$685	$685	$686
	Arinze Trans Inc ##	Term Loan	04/22/14	04/22/17	1	*	4.50%	$0		$659	$659	$659

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Oke Auguste Cab Inc ## &	Term Loan	01/31/14	01/31/17	1	*	4.90%	$0		$598	$598	$598
	Britney Cab Inc, Et Al &	Term Loan	05/18/15	06/09/18	1	*	2.75%	$0		$1,067	$1,019	$589
	Arinze Trans Inc &	Term Loan	02/05/10	02/07/16	1	*	4.25%	$0		$576	$575	$575
	Chiso Trans Inc &	Term Loan	11/26/13	11/07/16	1	*	4.25%	$0		$812	$811	$572
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/07/15	1	*	4.50%	$0		$621	$621	$500
	Memory Cab Company Inc ##	Term Loan	01/14/11	01/14/17	1	*	4.13%	$0		$467	$467	$467
	Bailey Cab Inc ##	Term Loan	11/09/12	11/09/18	1	*	5.25%	$0		$448	$448	$448
	Syed Cab Inc	Term Loan	02/27/15	02/27/18	1	*	5.25%	$0		$429	$429	$430
	Ruth Cab Inc	Term Loan	11/26/13	11/26/18	1	*	4.75%	$0		$429	$429	$429
	P&P Dumerant Corp	Term Loan	10/25/13	10/25/18	1	*	5.00%	$0		$419	$420	$420
	Joyful Ride Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$415	$415	$415
	Jv Taxi Inc	Term Loan	10/24/14	01/24/18	1	*	5.25%	$0		$415	$415	$415
	Eldali Transportation Inc	Term Loan	11/09/12	11/26/18	1	*	4.75%	$0		$409	$409	$409
	Farb Inc ## &	Term Loan	07/26/16	07/26/18	1	*	4.50%	$0	$410	$406	$406	$408
	Beaudrin & Alexandra Taxi Inc	Term Loan	09/20/16	09/20/19	1	*	3.90%	$0	$369	$367	$367	$369
	Benito & Roseline Cab Inc ##	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0		$364	$364	$365
	God Is Able Inc ##	Term Loan	02/11/14	02/11/17	1	*	4.00%	$0		$363	$363	$363
	H And H Taxi Inc ##	Term Loan	10/11/13	09/11/19	1	*	4.75%	$0		$345	$345	$345
	Promesse Cab Inc	Term Loan	09/28/16	09/28/19	1	*	4.25%	$0	$339	$338	$338	$340
	Ngozi Trans Inc. &	Term Loan	05/06/15	04/20/17	1	*	5.50%	$0		$337	$337	$300
	Urzal Taxi Inc	Term Loan	07/29/13	07/29/18	1	*	5.25%	$0		$297	$297	$297
	Baton Moise Cab Inc ## &	Term Loan	04/14/14	04/14/17	1	*	4.90%	$0		$619	$585	$296
	Amazing Grace Cab Inc &	Term Loan	02/06/14	02/06/17	1	*	4.25%	$0		$478	$464	$295
	Loren Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$486	$486	$295
	Ser-Vil Cab Inc &	Term Loan	03/28/14	03/22/17	1	*	4.63%	$0		$524	$494	$295
	Tomorrow’S Tree Inc &	Term Loan	10/08/13	10/08/18	1	*	4.25%	$0		$436	$436	$295
	Djbell Love Inc ## &	Term Loan	09/27/12	09/27/17	1	*	5.00%	$0		$399	$397	$294
	God-Will Inc &	Term Loan	02/11/14	02/11/17	1	*	4.25%	$0		$485	$480	$294
	Good Time Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$461	$461	$294
	Jason Cab Inc ## &	Term Loan	03/15/13	03/15/18	1	*	4.88%	$0		$486	$480	$294
	Jesus Denis Cab Inc &	Term Loan	03/22/13	03/22/16	1	*	4.50%	$0		$324	$324	$294
	Myra Inc &	Term Loan	08/12/13	08/12/16	1	*	5.75%	$0		$487	$480	$294
	S.P.B. Taxi Inc &	Term Loan	09/18/13	09/18/16	1	*	5.75%	$0		$488	$483	$294
	Saint Inc &	Term Loan	08/12/13	09/22/18	1	*	4.00%	$0		$487	$458	$294
	Shemarjamalie Cab Inc ##	Term Loan	02/17/12	02/17/18	1	*	6.15%	$0		$291	$291	$291
	Louine Cab Inc	Term Loan	09/29/15	09/29/17	1	*	5.25%	$0		$271	$271	$272
	Jre Taxi Inc ## &	Term Loan	07/25/14	07/25/17	1	*	4.70%	$0		$267	$267	$268
	Boband Cab Inc ##	Term Loan	11/06/12	06/06/17	1	*	4.00%	$0		$261	$261	$261
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/31/16	1	*	4.50%	$0		$304	$303	$249
	Phatricksey Cab Inc ##	Term Loan	07/14/11	07/14/17	1	*	5.25%	$0		$241	$241	$241
	Sarhad Coach Inc	Term Loan	07/23/13	05/25/19	1	*	4.50%	$0		$241	$241	$241

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Stanley & Rachelle Cab Inc	Term Loan	05/23/11	05/23/17	1	*	4.25%	$0		$155	$155	$155
	Dabola Cab Inc ##	Term Loan	11/10/11	07/10/19	1	*	4.50%	$0		$154	$154	$154
	Kena Cab Inc	Term Loan	11/06/12	11/06/25	1	*	4.75%	$0		$62	$63	$65
	Promesse Cab Inc	Term Loan	09/28/16	09/28/21	1	*	4.50%	$0	$26	$26	$26	$28
	Beaudrin & Alexandra Taxi Inc	Term Loan	09/20/16	09/20/21	1	*	4.00%	$0	$21	$20	$20	$22
	Louine Cab Inc	Term Loan	05/05/16	05/05/20	1	*	5.25%	$0	$20	$17	$18	$20
	Sasun Cab Inc	Term Loan	02/20/13	02/20/19	1	*	4.50%	$0		$20	$20	$20
	Benito & Roseline Cab Inc ##	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0		$17	$17	$18
	Jv Taxi Inc	Term Loan	04/14/15	04/14/19	1	*	6.00%	$0		$16	$16	$17
	Sunshine Cab Inc ##	Term Loan	06/12/07	06/12/18	1	*	5.00%	$0		$8	$8	$8
	Britney Cab Inc, Et Al &	Term Loan	12/09/16	06/09/18	1	*	0.00%	$0	$29	$29	$29	$2
Cambridge					13	1%	4.47%	$0	$0	$4,441	$4,401	$2,649
	Gcf Taxi Inc &	Term Loan	10/08/13	10/08/18	1	*	4.00%	$0		$624	$624	$428
	Hope-Lynn Cabworks Inc ##	Term Loan	03/22/13	03/22/17	1	*	4.00%	$0		$355	$354	$354
	Drumman Trans Inc	Term Loan	12/07/12	12/07/17	1	*	4.50%	$0		$310	$311	$311
	Raad Taxi Inc ## &	Term Loan	05/30/14	05/30/17	1	*	4.50%	$0		$320	$313	$164
	Marcia And Everton Cab Inc &	Term Loan	12/15/15	12/15/16	1	*	3.75%	$0		$272	$269	$163
	Desdunes Cab Inc &	Term Loan	09/21/12	10/21/17	1	*	5.00%	$0		$326	$326	$162
	Lynn Maha Taxi Inc &	Term Loan	05/13/13	05/13/17	1	*	5.00%	$0		$364	$357	$162
	Patrick Cab Inc And Saad Inc &	Term Loan	03/29/13	03/29/16	1	*	4.88%	$0		$397	$378	$162
	Sam Taxi Inc &	Term Loan	03/12/14	03/12/17	1	*	4.50%	$0		$323	$322	$162
	Walger Inc &	Term Loan	01/26/12	01/26/20	1	*	5.50%	$0		$266	$263	$162
	Eureka Cab Inc &	Term Loan	07/01/14	07/01/17	1	*	4.25%	$0		$417	$417	$161
	Taxi Technology Inc ##	Term Loan	12/11/13	12/29/16	1	*	5.00%	$0		$139	$139	$139
	Mgf Taxi Inc &	Term Loan	05/06/11	05/06/17	1	*	4.00%	$0		$328	$328	$119
Other					9	0%	7.26%	$0	$0	$978	$965	$771
	Alexandrite Taxi LLC	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0		$183	$183	$185
	Chametz Taxi LLC	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0		$122	$122	$124
	Elysse Corporation	Term Loan	09/10/10	11/01/19	1	*	9.00%	$0		$13	$13	$13
	Elzira & Luc Cab Inc.	Term Loan	08/17/10	02/17/18	1	*	8.25%	$0		$12	$12	$12
	Hantin Trans/Aventura Taxi &	Term Loan	06/16/10	06/16/17	1	*	8.25%	$0		$47	$47	$47
	Jean C Mathurin/Norcal &	Term Loan	01/15/13	02/01/18	1	*	8.50%	$0		$155	$148	$48
	Tjp Inc ##	Term Loan	01/03/14	01/03/17	1	*	4.75%	$0		$260	$261	$261
	Wiljean Marcelin &	Term Loan	08/21/13	09/01/23	1	*	6.75%	$0		$155	$148	$50
	Zelalem S. Alemu &	Term Loan	04/28/08	04/28/18	1	*	5.00%	$0		$31	$31	$31

Total medallion loans ($231,494 pledged as collateral under borrowing arrangements)					684	93%	4.01%	$0	$16,705	$295,936	$295,050	$266,816

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Commercial Loans
Secured mezzanine Secured mezzanine (22% Minnesota, 12% Ohio, 10% Oklahoma, 8% Texas, 7% Delaware, 7% Pennsylvania, 7% North Carolina,
5% Kansas, 5% North Dakota, 4% Massachusetts, 4% Colorado, and 9% all other states)(2)
Manufacturing (44% of the total)		Stride Tool Holdings, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	04/05/16	04/05/21	1	1%	15.00%	$91	$4,000	$4,091	$4,091	$4,041
		MicroGroup, Inc.	Term Loan	06/29/15	06/29/21	1	1%	12.00%	$44		$3,244	$3,244	$3,244
		AA Plush Holdings, LLC (interest rate includes PIK interest of 6.00%)	Term Loan	08/15/14	08/15/19	1	1%	14.00%	$197		$3,197	$3,197	$3,190
		Liberty Paper Products Acquisition LLC (interest rate includes PIK interest of 2.00%)	Term Loan	06/09/16	06/09/21	1	1%	14.00%	$34	$3,000	$3,034	$3,034	$3,034
		Pinnacle Products International, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	10/09/15	10/09/20	1	1%	15.00%	$107		$2,907	$2,907	$2,907
		WRWP, LLC (interest rate includes PIK interest of 5.00%)	Term Loan	12/30/14	12/30/19	1	1%	17.00%	$165		$2,407	$2,407	$2,413
		WRWP, LLC (interest rate includes PIK interest of 6.00%)	Term Loan	01/01/15	01/01/24	1	*	6.00%	$28		$252	$252	$252
		BB Opco, LLC d/b/a BreathableBaby, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	08/01/14	08/01/19	1	1%	14.00%	$137		$2,637	$2,637	$2,640
		Tech Cast Holdings, LLC	Term Loan	12/12/14	12/12/19	1	1%	15.00%	$0		$2,635	$2,635	$2,613
		EGC Operating Company, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	09/30/14	09/30/19	1	1%	15.00%	$14		$2,424	$2,424	$2,430
		American Cylinder, Inc. d/b/a All Safe (interest rate includes PIK interest of 7.00%)	Term Loan	07/03/13	01/03/18	1	1%	19.00%	$193		$1,693	$1,693	$1,692
	+	Respiratory Technologies, Inc.	Term Loan	04/25/12	04/25/17	1	1%	12.00%	$0		$1,500	$1,500	$1,501
		Orchard Holdings, Inc. &	Term Loan	03/10/99	03/31/10	1	*	13.00%	$0		$1,390	$1,390	$1,390
		Quaker Bakery Brands, Inc.	Term Loan	03/28/12	03/28/17	1	*	17.00%	$0		$1,300	$1,300	$1,299
	+	GAF Manufacturing, LLC &	Term Loan	03/06/14	03/06/19	1	*	14.00%	$0		$281	$281	$157
	+	Waltek Acquisitions, Inc.	Term Loan	03/31/06	03/31/18	1	*	12.00%	$0		$88	$88	$88
Professional, Scientific, and Technical Services (21% of the total)		Weather Decision Technologies, Inc. {One-time on 1/1/18 to 15%} (interest rate includes PIK interest of 9.00%)	Term Loan	12/11/15	12/11/20	1	1%	18.00%	$354		$3,854	$3,854	$3,844
		ADSCO Opco, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	10/25/16	10/25/21	1	1%	13.00%	$13	$3,600	$3,613	$3,613	$3,601
		Northern Technologies, LLC (interest rate includes PIK interest of 1.00%)	Term Loan	01/29/16	01/29/23	1	1%	13.00%	$33	$3,500	$3,533	$3,533	$3,532
	+	DPIS Engineering, LLC	Term Loan	12/01/14	06/30/20	1	1%	12.00%	$0		$2,000	$2,000	$1,998
		J. R. Thompson Company LLC (interest rate includes PIK interest of 2.00%)	Term Loan	05/21/15	05/21/22	1	1%	14.00%	$14		$1,625	$1,625	$1,625
		Portu-Sunberg Marketing LLC	Term Loan	10/21/16	03/21/22	1	*	12.00%	$0	$1,250	$1,250	$1,250	$1,244
Information (12% of the total)		US Internet Corp.	Term Loan	06/12/13	09/18/20	1	1%	14.50%	$0		$3,000	$3,000	$3,010
		US Internet Corp.	Term Loan	02/05/16	02/11/23	1	1%	14.50%	$0	$1,900	$1,900	$1,900	$1,890
		US Internet Corp.	Term Loan	03/18/15	09/18/20	1	1%	14.50%	$0		$1,750	$1,750	$1,743
		Centare Holdings, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	08/30/13	08/30/18	1	1%	14.00%	$0		$2,500	$2,500	$2,494
Arts, Entertainment, and Recreation (7% of the total)		RPAC Racing, LLC (interest rate includes PIK interest of 10.00%)	Term Loan	11/19/10	01/15/17	1	2%	10.00%	$2,516		$5,555	$5,555	$5,555
Administrative and Support Services (5% of the total)		Staff One, Inc.	Term Loan	06/30/08	03/31/18	1	1%	3.00%	$0		$2,776	$2,776	$2,776
		Staff One, Inc. (interest rate includes PIK interest of 7.00%)	Term Loan	12/28/16	03/31/18	1	*	19.00%	$0	$643	$557	$557	$557
		Staff One, Inc.	Term Loan	09/15/11	03/31/18	1	*	3.00%	$0		$347	$347	$347
Transportation and Warehousing (5% of the total)		LLL Transport, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	10/23/15	04/23/21	1	1%	15.00%	$122		$3,622	$3,622	$3,620
Wholesale Trade (4% of the total)	+	Classic Brands, LLC	Term Loan	01/08/16	04/30/23	1	1%	12.00%	$0	$2,880	$2,880	$2,880	$2,880
Construction (2% of the total)		HIGHLAND CROSSING-M, LLC	Term Loan	01/07/15	02/01/25	1	1%	11.50%	$0		$1,450	$1,450	$1,450
Accommodation and Food Services (0% of the total)		Javier & David Restaurant Corp.	Term Loan	11/05/10	11/05/20	1	*	9.25%	$0		$343	$343	$343
		Star Concessions, Ltd. &	Term Loan	06/30/00	09/30/17	1	*	10.00%	$0		$297	$297	$59
		MultiRestaurants Concepts, Ltd. &	Term Loan	06/30/00	09/30/17	1	*	10.00%	$0		$468	$468	$53
Retail Trade (0% of the total)		Retail Concessions, Ltd. &	Term Loan	06/30/00	09/30/17	1	*	10.00%	$0		$69	$69	$36

Total secured mezzanine (2)						37	26%	13.47%	$4,062	$20,773	$76,469	$76,469	$75,548

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Other secured commercial (46% New York, 38% North Carolina, 14% New Jersey and 2% all other states)
Retail Trade (54% of the total)	Medallion Fine Art Inc (interest rate includes PIK interest of 12%)	Term Loan	12/17/12	12/17/17	1	1%	12.00%	$2,695		$3,159	$3,159	$3,159
	La Conga Food Market Inc	Term Loan	12/23/15	12/09/18	1	*	7.00%	$0		$607	$607	$608
	A Food Mart Inc &	Term Loan	06/03/14	06/03/20	1	*	9.00%	$0		$289	$289	$257
	Anthony Supermarket LLC	Term Loan	04/02/13	07/02/18	1	*	9.00%	$0		$184	$184	$183
	Don Marto Minimarket Corp &	Term Loan	03/03/15	03/03/20	1	*	9.00%	$0		$189	$184	$133
	Moderne Barn Wines&Spirits Inc	Term Loan	05/09/13	05/09/18	1	*	4.75%	$0		$46	$46	$45
	Drr Enterprises LLC &	Term Loan	10/28/08	10/17/18	1	*	10.50%	$0		$80	$61	$26
	Bashir Bagels & Supermarket I &	Term Loan	05/03/16	05/03/21	1	*	7.00%	$0	$175	$175	$175	$2
Arts, Entertainment, and Recreation (38% of the total)	RPAC Racing LLC (interest rate includes PIK interest of 8%)	Term Loan	06/22/16	12/31/16	1	1%	8.00%	$34	$2,000	$2,034	$2,034	$2,034
	RPAC Racing LLC (interest rate includes PIK interest of 8%)	Term Loan	09/14/16	12/31/16	1	*	8.00%	$0	$1,000	$1,000	$1,000	$1,000
Accommodation and Food Services (6% of the total)	El Mangu Sabroso Restaurant In &	Term Loan	06/06/14	09/06/19	1	*	9.00%	$0		$252	$245	$183
	Bistro Caterers Corporation	Term Loan	07/25/13	07/25/18	1	*	9.00%	$0		$163	$163	$162
	El Tropico Family Rest Ii LLC &	Term Loan	11/29/05	04/18/17	1	*	6.75%	$0		$275	$189	$114
Transportation and Warehousing (1% of the total)	Tehran Properties Inc &	Term Loan	03/17/15	09/10/18	1	*	4.25%	$0		$77	$77	$78
	Patriot Trans Inc &	Term Loan	09/19/14	03/31/17	1	*	4.00%	$0		$183	$175	$42
Real Estate and Rental and Leasing (1% of the total)	Jude Odimegwu Et Al &	Term Loan	03/31/15	03/31/20	1	*	5.00%	$0		$72	$69	$60

Total Other Commercial Loans (2)					16	3%	9.33%	$2,729	$3,175	$8,785	$8,657	$8,086

Total commercial loans (2)					53	29%	13.05%	$6,791	$23,948	$85,254	$85,126	$83,634

Investment in Medallion Bank and other controlled subsidiaries
Commercial Banking	Medallion Bank **	100% of common stock	05/16/02	None	1	98%	2.20%	$0			$136,171	$280,590
NASCAR Race Team	Medallion MotorSports, LLC	75% of LLC units	11/24/10	None	1	2%	0.00%	$0			$2,820	$6,980
Art Dealer	Medallion Fine Art, Inc.	100% of common stock	12/03/12	None	1	1%	0.00%	$0			$724	$3,646
Loan Servicing	Medallion Servicing Corp.	100% of common stock	11/05/10	None	1	*	0.00%	$0			$455	$454
Professional Sports Team	LAX Group LLC	45.13% of membership interests	05/23/12	None	1	1%	0.00%	$0			$440	$1,690

Investment in Medallion Bank and other controlled subsidiaries, net					5	103%	2.13%	$0	$0	$0	$140,610	$293,360

Equity investments
Commercial Finance	Convergent Capital, Ltd **	7% of limited partnership interest	07/20/07	None	1	*	0.00%	$0			$(794)	$1,100
NASCAR Race Team	RPAC Racing LLC	1,000 shares of Series D	08/25/15	None	1	*	0.00%	$0	$0		$0	$1,351
Loan Servicing	Credify	166,667 shares of Series A-1 preferred stock	09/30/16	None	1	*	0.00%	$0	$250		$250	$250
Real Estate Investment	CIM Commercial Trust Corp **	*	12/30/10	None	1	*	5.67%	$0			$548	$62
Employee Leasing Services	Staff One, Inc.	46.4% preferred stock	06/30/08	None	2	*	0.00%	$0			$472	$1,172
Weather Forecasting Services	Weather Decision Technologies, Inc.	2.2% preferred stock	12/11/15	None	1	*	0.00%	$0			$500	$500
Hand Tool Manufacturer	Stride Tool Holdings, LLC	7.14% of Series A-2 LLC units	04/05/16	None	1	*	0.00%	$0	$500		$500	$500
Appliance Recycler #	Appliance Recycling Centers of America, Inc.	8.86% of common stock	09/10/98	None	1	*	0.00%	$0			$0	$475
Services related to advertising	ADSCO Opco, LLC	7.9% of LLC units of Class A Series A-2	10/25/16	None	1	*	0.00%	$0	$400		$400	$400
Environmental Consulting Services	Northern Technologies, LLC	7.98% of LLC units	01/29/2016 and 12/5/16	None	2	*	0.00%	$0	$350		$350	$351
Paper Tapes Manufacturer	Liberty Paper Products Acquisition, LLC	100% of Series A preferred LLC units—12% total	06/09/16	None	1	*	0.00%	$0	$350		$350	$350
Machinery Manufacturer	Reel Power International, Inc.	2.65% of common stock	08/04/08	None	1	*	0.00%	$0			$318	$318
Stuffed Toy Manufacturer	AA Plush Holdings, LLC	1.6% LLC common units	08/15/14	None	1	*	0.00%	$0			$300	$300
Investment Castings	Tech Cast Holdings LLC	4.14% LLC units	12/12/14	12/12/19	1	*	0.00%	$0			$300	$300

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Machine Shop	MicroGroup, Inc.	5.5% common stock	06/29/15	None	1	*	0.00%	$0			$300	$300
Baby Sleep Products	BB Opco, LLC d/b/a BreathableBaby, LLC	3.6% LLC units	08/01/14	None	1	*	0.00%	$0			$250	$250
Marketing Services	Third Century JRT Inc.	13% common stock	05/21/15	None	1	*	0.00%	$0			$200	$200
	Portu-Sunberg Marketing LLC	Warrant for 2.85% of the outstanding stock	12/31/12	07/24/20	1	*	0.00%				$0	$0
	Portu-Sunberg Marketing LLC	0.86% LLC units	10/19/16	None	1	*	0.00%	$0	$50		$50	$50
Manufacture Space Heaters, etc.	Pinnacle Products International, Inc.	0.5% common stock	10/09/15	None	1	*	0.00%	$0			$135	$135
IT Services	Centare Holdings, Inc.	7.23% of common stock, 3.88% of preferred stock	08/30/13	None	1	*	0.00%	$0			$104	$104
Food Manufacturer	PACA Foods, LLC	Warrant for 8% of the outstanding stock	12/31/10	02/17/20	1	*	0.00%	$0			$0	$0
Box Manufacturer	Packaging Specialists, Inc. Southwest	Warrant for 10% of the outstanding stock	04/01/08	06/30/22	1	*	0.00%	$0			$0	$0
Shelving Manufacturer	Storflex Holdings, Inc.	Warrant for 1.7% of the outstanding stock	07/17/12	02/05/23	1	*	0.00%	$0			$0	$0
Engineering Design Service	DPIS Engineering LLC	Warrant for 180,000 Class C units	12/01/14	5th anniversary of note paid in full	1	*	0.00%	$0			$0	$0
Manufacturer of Pipe Fittings	GAF Acquisition LLC	Warrant for 2,041 shares of LLC units	03/06/14	5th anniversary of note paid in full	1	*	0.00%	$0			$0	$0
Surgical Supplies Manufacturer	Respiratory Technologies, Inc.	Warrant for 38,000 Common shares	04/25/12	5th anniversary of note paid in full	1	*	0.00%	$0			$0	$0
Precision Investment Casting (Foundry)	Waltek Acquisitions, Inc.	Warrants for 323 shares of Common Stock	3/31/06 and 1/29/10	5th anniversary of note paid in full	2	*	0.00%	$0			$0	$0
Hobbyists’ Supplies Merch. Wholesale	Classic Brand, LLC	Warrant for 300,000 Class A units	01/08/16	01/08/26	1	*	0.00%	$0	$0		$0	$0

Equity investments, net					32	3%	0%		$1,900	$0	$4,533	$8,468

Investment securities
Investment securities, net					0	0%		$0	$0	$0	$0	$0

Net Investments ($231,494 pledged as collateral under borrowing arrangements) (3)					774	228%	4.94%	$6,791	$42,553	$381,190	$525,319	$652,278

(1)	Represents the actual or weighted average interest or dividend rate of the respective security or portfolio as of the date indicated. Investments without an interest rate or with a rate of 0.00% are considered non-income producing.
(2)	Included in secured mezzanine commercial loans and other commercial loans was $6,791 of interest income capitalized into the outstanding investment balances, in accordance with the terms of the investment contract.
(3)	The ratio of restricted securities fair value to net assets is 228%.
(4)	Gross unrealized appreciation, gross unrealized depreciation and net appreciation for federal income tax purposes totaled $210,510, $31,028 and $179,482, respectively. The tax cost of investments was $472,796.
(5)	For revolving lines of credit the amount shown is the cost at December 31, 2016.
*	Less than 1.0%
**	Not an eligible portfolio company as such term is defined in Section 2(a)(46) of the 1940 Act. The percentage value of all non-eligible portfolio companies to totaled assets of Medallion Financial on an unconsolidated basis was up to 52% and up to 43% on a consolidated basis. Under the 1940 Act, we may not acquire any non-qualifying assets, unless at the time such acquisition is made, qualifying assets, which include securities of eligible portfolio companies, represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. We monitor the status of these assets on an ongoing basis.
&	Loan is on nonaccrual status, or past due on contractual payments, and is therefore considered non-income producing.
#	Publicly traded but sales subject to applicable Rule 144 limitations.
##	Pledged as collateral under borrowing arrangements.
+	Includes various warrants, all of which have a cost and fair value of zero at December 31, 2016.

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Medallion Loans
New York					391	77%	3.72%	$0	$25,051	$213,374	$213,356	$213,278
	Real Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$2,545	$2,545	$2,545
	Real Cab Corp	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$903	$903	$903
	Real Cab Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$350	$350	$351
	Sean Cab Corp ##	Term Loan	12/09/11	11/23/18	1	1%	4.63%	$0		$3,376	$3,376	$3,374
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$1,527	$1,527	$1,527
	Slo Cab Corp ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$542	$542	$542
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210	$211
	Whispers Taxi Inc ##	Term Loan	05/28/13	05/28/16	1	1%	3.35%	$0		$2,046	$2,046	$2,045
	Esg Hacking Corp ##	Term Loan	03/12/14	03/12/17	1	1%	3.50%	$0		$1,760	$1,760	$1,763
	Sag Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0		$1,754	$1,754	$1,755
	Pontios Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0		$1,753	$1,753	$1,754
	Kos Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0		$1,752	$1,752	$1,753
	Ikaria Taxi LLC ##	Term Loan	03/28/14	03/28/17	1	1%	3.50%	$0		$1,752	$1,752	$1,753
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$1,018	$1,018	$1,018
	Yosi Transit Inc ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$361	$361	$361
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140	$141
	Hamilton Transit LLC ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0		$1,502	$1,502	$1,505
	Silke Hacking Corp ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0		$1,502	$1,502	$1,503
	Daytona Hacking Corp ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0		$1,502	$1,502	$1,503
	Kaderee M & G Corp ##	Term Loan	03/26/14	03/26/17	1	1%	3.38%	$0		$1,502	$1,502	$1,503
	Christian Cab Corp	Term Loan	11/27/12	11/27/18	1	1%	3.75%	$0		$1,490	$1,490	$1,490
	Bunty & Jyoti Inc ##	Term Loan	03/13/13	03/13/16	1	1%	3.75%	$0		$1,467	$1,467	$1,466
	Junaid Trans Corp ##	Term Loan	04/30/13	04/30/16	1	1%	3.75%	$0		$1,446	$1,446	$1,445
	Ocean Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	1%	3.50%	$0		$1,424	$1,424	$1,425
	Jacal Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	1%	3.50%	$0		$1,424	$1,424	$1,424
	Anniversary Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395	$1,395
	Avi Taxi Corporation ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395	$1,395
	Kby Taxi Inc ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395	$1,395
	Apple Cab Corp ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395	$1,395
	Hj Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	1%	3.25%	$0		$1,395	$1,395	$1,395
	Penegali Taxi LLC ##	Term Loan	12/11/14	12/10/17	1	*	3.75%	$0		$1,366	$1,366	$1,368
	Benson Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,365	$1,365	$1,365
	Dayna Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,364	$1,364	$1,364
	Devin Taxi Corp ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,364	$1,364	$1,364
	Alltaxitwo Cab Corp ##	Term Loan	07/24/13	11/24/17	1	*	2.75%	$0		$1,357	$1,357	$1,357
	Orys Trans Corp ##	Term Loan	07/24/13	11/24/17	1	*	2.75%	$0		$1,357	$1,357	$1,357
	Sonu-Seema Corp ##	Term Loan	12/07/12	03/30/16	1	*	3.75%	$0		$1,344	$1,344	$1,343
	Flow Taxi Corp ##	Term Loan	07/23/13	07/23/16	1	*	3.00%	$0		$1,324	$1,324	$1,324
	Lil Amandachaka Hacking Corp ##	Term Loan	07/23/13	07/23/16	1	*	3.00%	$0		$1,324	$1,324	$1,324
	Uddin Taxi Corp ##	Term Loan	11/05/15	11/05/18	1	*	4.75%	$0	$1,327	$1,325	$1,325	$1,324
	Ukraine Service Co ##	Term Loan	07/23/13	07/23/16	1	*	3.00%	$0		$1,324	$1,324	$1,324
	Perem Hacking Corp ##	Term Loan	02/21/13	02/21/16	1	*	3.00%	$0		$1,283	$1,283	$1,282
	S600 Service Co Inc ##	Term Loan	02/21/13	02/21/16	1	*	3.00%	$0		$1,283	$1,283	$1,282
	Concourse Cab Corp ##	Term Loan	11/14/13	11/14/16	1	*	3.75%	$0		$1,268	$1,268	$1,271
	Ela Papou LLC ##	Term Loan	06/27/14	06/27/17	1	*	3.63%	$0		$1,268	$1,268	$1,269
	Cfn Cab Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$1,248	$1,248	$1,249
	Miklos Hacking Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$1,248	$1,248	$1,249
	Amme Taxi Inc ##	Term Loan	10/21/13	10/21/18	1	*	3.70%	$0		$1,229	$1,229	$1,229
	Earie Hacking LLC ##	Term Loan	12/28/15	12/28/20	1	*	3.60%	$0	$1,215	$1,215	$1,215	$1,216
	Ming Trans Corp ##	Term Loan	11/19/12	12/01/16	1	*	3.70%	$0		$1,203	$1,203	$1,203
	Ride Yellow LLC ##	Term Loan	02/01/13	11/01/16	1	*	3.10%	$0		$1,200	$1,200	$1,200
	Avilie Service Inc ##	Term Loan	02/11/13	02/11/16	1	*	3.00%	$0		$1,111	$1,111	$1,111
	Tosal Hacking Corp ##	Term Loan	04/01/13	11/01/16	1	*	3.00%	$0		$1,100	$1,100	$1,100
	Red Army Cab Corp ##	Term Loan	02/21/13	08/21/16	1	*	3.00%	$0		$1,082	$1,082	$1,081
	New Direction Cab Corp ##	Term Loan	11/18/11	11/18/17	1	*	4.00%	$0		$1,077	$1,077	$1,076
	Big Ari Taxi Corp ##	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$1,063	$1,063	$1,063
	D & G Taxi Inc ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,063	$1,063	$1,063
	Bellsky Taxi LLC ##	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$1,055	$1,055	$1,055
	Rs Hacking Corp ##	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,052	$1,052	$1,052
	Jump Service Co Inc ##	Term Loan	02/11/13	02/22/16	1	*	2.80%	$0		$1,031	$1,031	$1,030
	Humidity Hacking Corp ##	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$991	$991	$993
	Gaultier Hacking Corp ##	Term Loan	08/27/12	09/14/17	1	*	4.50%	$0		$987	$987	$986
	Global Agami Cab LLC ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$964	$964	$964

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Planet Agami Cab LLC ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$964	$964	$964
	Universal Agami Transit Inc ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$964	$964	$964
	Nelsk Taxi Inc ##	Term Loan	08/20/13	08/20/16	1	*	3.50%	$0		$962	$962	$963
	M.Y. Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$960	$960	$960
	G Michael Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$932	$928	$928	$929
	Go Boy Cab Corp ##	Term Loan	04/10/13	04/10/16	1	*	3.00%	$0		$925	$925	$925
	Holdem Cab Corp ##	Term Loan	04/10/13	04/10/16	1	*	3.00%	$0		$925	$925	$925
	Hedy Hacking Corp. ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$910	$910	$911
	Nedrag Trans Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$910	$910	$911
	Typhoon Hacking Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$910	$910	$911
	Lety Cab Corp ##	Term Loan	10/21/10	10/05/18	1	*	4.25%	$0		$895	$895	$894
	Btr Taxi Inc ##	Term Loan	06/16/14	06/16/17	1	*	3.75%	$0		$866	$866	$867
	Brigitte Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$867	$863	$863	$865
	Ash Trans Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$828	$824	$824	$826
	Ganz Express Cab Cor ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$814	$810	$810	$812
	Ghotra & Ghotra LLC	Term Loan	12/19/13	12/19/16	1	*	3.85%	$0		$795	$795	$797
	Agape-Mou Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$791	$791	$792
	Asterik Cab Co Inc ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$791	$791	$792
	Copper One Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$791	$791	$792
	Samantha’S Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	4.50%	$0	$794	$790	$790	$792
	Arman And Mehtab Padda Taxi Co ## &	Term Loan	06/19/13	06/19/16	1	*	3.88%	$0		$784	$784	$785
	Gurpreet Singh & Manpreet Sing ##	Term Loan	06/25/13	06/25/16	1	*	3.88%	$0		$784	$784	$785
	Gur & Dev Taxi LLC	Term Loan	02/18/14	06/25/17	1	*	4.00%	$0		$782	$782	$784
	Garcha Randhawa Taxi Corp ##	Term Loan	05/31/13	05/30/16	1	*	3.88%	$0		$780	$780	$780
	Zus Trading Inc ##	Term Loan	08/09/13	08/09/16	1	*	3.85%	$0		$773	$773	$774
	Danny Truong ##	Term Loan	07/30/14	07/30/17	1	*	3.75%	$0		$765	$765	$764
	Dhuri And Barnala Cab Corp ##	Term Loan	06/03/13	06/03/16	1	*	3.80%	$0		$759	$759	$759
	Haroon Sharif ##	Term Loan	05/21/13	05/21/16	1	*	3.80%	$0		$759	$759	$759
	Ghulam Abbas ##	Term Loan	04/17/13	04/17/16	1	*	3.80%	$0		$758	$758	$758
	1212 Taxi LLC ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$750	$750	$750
	Zahav Taxi LLC ##	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$750	$750	$750
	Senoz Cab Corp &	Term Loan	05/23/14	05/23/17	1	*	3.85%	$0		$748	$748	$748
	Espiye Taxi Corp	Term Loan	05/23/14	05/27/17	1	*	3.75%	$0		$746	$746	$746
	Alika Awan Trans Corp ##	Term Loan	09/04/13	09/04/16	1	*	3.85%	$0		$743	$743	$744
	Gilberto Barrera ##	Term Loan	04/02/14	04/02/17	1	*	4.00%	$0		$739	$739	$739
	Hot Wheels Taxi LLC ##	Term Loan	03/01/13	12/01/16	1	*	3.10%	$0		$738	$738	$738
	Binh Pham ## &	Term Loan	04/23/14	04/23/17	1	*	4.00%	$0		$729	$729	$730
	Samiullah Zaman ## &	Term Loan	04/07/14	04/07/17	1	*	4.00%	$0		$729	$729	$730
	Joseph Gerard Pierre ## &	Term Loan	07/07/14	07/07/17	1	*	3.75%	$0		$722	$722	$722
	New Express Cab Corp ## &	Term Loan	03/31/15	03/30/17	1	*	4.25%	$0	$734	$722	$722	$722
	Rakesh Aggarwal & Jasvir Singh ##	Term Loan	05/07/14	05/07/17	1	*	3.85%	$0		$721	$721	$722
	Mandeep Multani & Ravinder Sin ## &	Term Loan	03/19/14	03/19/17	1	*	3.90%	$0		$718	$718	$719
	Carlos Govea ##	Term Loan	06/05/14	06/05/17	1	*	3.75%	$0		$713	$713	$714
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/17	1	*	4.00%	$0		$713	$713	$712
	Samy Baddar ## &	Term Loan	07/18/13	07/18/16	1	*	3.50%	$0		$711	$711	$711
	Amr Aly Shafshak	Term Loan	11/04/13	06/26/17	1	*	4.25%	$0		$708	$708	$708
	Carmay Latendresse ## &	Term Loan	05/19/14	05/19/17	1	*	4.25%	$0		$707	$707	$707
	Atef A Khalil	Term Loan	07/09/14	07/09/17	1	*	3.85%	$0		$705	$705	$706
	Ilker Altaygil ##	Term Loan	07/18/13	07/18/16	1	*	3.50%	$0		$703	$703	$703
	Joseph R Jean ##	Term Loan	04/15/13	04/15/16	1	*	3.75%	$0		$698	$698	$698
	Jaswinder Singh ## &	Term Loan	03/29/13	03/29/16	1	*	3.80%	$0		$696	$696	$696
	Iddy Biddy Cab Corp ##	Term Loan	10/09/15	10/09/18	1	*	4.25%	$0	$697	$693	$693	$694
	Jbob Hacking Corp ##	Term Loan	10/09/15	10/09/18	1	*	4.25%	$0	$697	$693	$693	$694
	Malcolm Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0	$700	$692	$692	$694
	Oyaz Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0	$700	$692	$692	$694
	Bruce Schneider ##	Term Loan	05/10/13	05/10/16	1	*	4.00%	$0		$685	$685	$687
	Leo P. Roland ##	Term Loan	12/03/13	12/03/16	1	*	3.75%	$0		$686	$686	$687
	Aminder Pal Singh ##	Term Loan	11/21/13	11/21/16	1	*	3.75%	$0		$683	$683	$684
	Kawarjeet Singh & Maan Singh ##	Term Loan	05/15/13	05/15/16	1	*	3.50%	$0		$679	$679	$679
	Nobert Auguste	Term Loan	05/02/14	05/02/17	1	*	4.15%	$0		$677	$677	$678
	Avtar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0		$676	$676	$677
	Mukhtiar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0		$676	$676	$677
	Gilzian Enterprise LLC ##	Term Loan	05/22/14	05/22/17	1	*	3.88%	$0		$674	$674	$674
	Yvon Louissaint ##	Term Loan	02/20/14	02/20/17	1	*	3.88%	$0		$668	$668	$669
	Eugenio & Ayodele Trans Corp &	Term Loan	09/26/13	09/26/16	1	*	4.25%	$0		$668	$668	$668

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Amr & Rina Taxi Inc	Term Loan	07/15/13	06/26/16	1	*	4.25%	$0		$667	$667	$667
	Strivers Way Inc ##	Term Loan	12/17/13	12/17/16	1	*	3.85%	$0		$666	$666	$667
	Sukhdev Singh & Harpal S Bhola ##	Term Loan	12/04/13	12/04/16	1	*	3.75%	$0		$661	$661	$662
	Marian Cab Corp ##	Term Loan	06/19/12	06/19/16	1	*	3.75%	$0		$660	$660	$660
	Balwinder Singh ##	Term Loan	10/02/15	10/02/18	1	*	4.50%	$0	$658	$658	$658	$659
	Parvinder Singh ##	Term Loan	08/13/13	08/13/16	1	*	3.63%	$0		$656	$656	$656
	Preslert Louis ##	Term Loan	05/30/13	05/30/16	1	*	3.50%	$0		$656	$656	$656
	Rousseau Ductan &	Term Loan	05/01/13	05/01/16	1	*	3.90%	$0		$661	$655	$656
	Tripta Nfn & Jagdeep Kumar Cab	Term Loan	11/12/14	11/12/17	1	*	4.00%	$0		$648	$648	$652
	Shanu Miah ##	Term Loan	06/20/13	06/20/16	1	*	3.63%	$0		$651	$651	$651
	Anwar Khalifa ##	Term Loan	08/07/14	08/07/17	1	*	4.50%	$0		$648	$648	$649
	Gbcab LLC ##	Term Loan	08/19/15	08/19/18	1	*	3.75%	$0	$652	$647	$647	$649
	Joseph Paul Desir ## &	Term Loan	07/28/14	07/28/17	1	*	4.10%	$0		$647	$647	$648
	Kerolus Waheib Makhail	Term Loan	12/27/12	12/08/18	1	*	4.13%	$0		$647	$647	$647
	Gerardo Barrera ## &	Term Loan	08/08/14	08/08/17	1	*	4.00%	$0		$644	$644	$645
	Shahdad Bhatti Cab Corp ## &	Term Loan	08/18/14	08/18/17	1	*	4.37%	$0		$643	$643	$644
	Alexander Vizueta ## &	Term Loan	04/01/14	04/01/17	1	*	4.25%	$0		$642	$642	$643
	Brunet Lucas ##	Term Loan	06/06/13	06/06/16	1	*	3.50%	$0		$641	$641	$641
	Joseph L Flovel ##	Term Loan	10/31/13	10/30/16	1	*	3.63%	$0		$638	$638	$640
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0	$644	$638	$638	$640
	Jordan O Ohene ##	Term Loan	05/24/13	05/24/16	1	*	3.50%	$0		$630	$630	$631
	Donald Singh ##	Term Loan	10/11/13	10/11/16	1	*	3.75%	$0		$626	$626	$626
	Charanjeet Kaur & Manjit Singh ##	Term Loan	10/28/13	10/28/16	1	*	3.50%	$0		$618	$618	$619
	Aujla Cab Corp ##	Term Loan	04/23/14	04/23/17	1	*	3.75%	$0		$611	$611	$612
	Lesly Jeanjoseph ##	Term Loan	05/08/13	05/08/16	1	*	3.50%	$0		$607	$607	$607
	Albro Hacking, Corp. ##	Term Loan	07/10/14	07/10/17	1	*	3.63%	$0		$604	$604	$605
	Jasvir S Dhaliwal ##	Term Loan	07/01/13	04/26/18	1	*	4.25%	$0		$599	$599	$600
	Bliss Cab Corp ##	Term Loan	10/21/10	10/05/18	1	*	4.25%	$0		$597	$597	$597
	Joseph W Charles	Term Loan	05/27/14	05/27/17	1	*	3.70%	$0		$596	$596	$597
	Mian Cab Corp ##	Term Loan	01/21/14	01/21/17	1	*	4.00%	$0		$596	$596	$597
	Patrick Sattaur ##	Term Loan	03/15/13	03/15/16	1	*	3.63%	$0		$596	$596	$596
	Spyridon Tzorzis ##	Term Loan	07/10/13	07/10/16	1	*	3.50%	$0		$596	$596	$596
	Mohammed Hossen & Abrar Hanif ##	Term Loan	03/11/13	03/11/16	1	*	3.50%	$0		$594	$594	$594
	Man Singh ##	Term Loan	02/25/13	02/25/16	1	*	3.75%	$0		$593	$593	$593
	Michael Avitan ##	Term Loan	04/11/13	04/11/16	1	*	3.90%	$0		$593	$593	$593
	Anmol Usa LLC ## &	Term Loan	10/01/14	09/26/17	1	*	3.75%	$0		$589	$589	$589
	Guivarch Thimothe	Term Loan	09/19/12	09/07/17	1	*	4.75%	$0		$588	$588	$588
	Marc C Bastien ##	Term Loan	04/11/13	04/10/16	1	*	3.65%	$0		$587	$587	$587
	Guy Merisier ##	Term Loan	07/25/14	07/25/17	1	*	4.13%	$0		$579	$579	$580
	Tarek Elsaid ##	Term Loan	05/12/14	05/12/17	1	*	3.63%	$0		$574	$574	$575
	Turgut Duman ##	Term Loan	12/02/15	12/02/18	1	*	4.13%	$0	$574	$574	$574	$575
	Jean J Monteau ##	Term Loan	12/06/12	06/07/18	1	*	4.50%	$0		$574	$574	$574
	Oradeanul Taxi Corp ##	Term Loan	01/30/13	02/01/16	1	*	3.63%	$0		$574	$574	$574
	Sushil Maggoo ##	Term Loan	12/09/15	12/09/18	1	*	3.90%	$0	$573	$573	$573	$574
	Manuel F Pena ##	Term Loan	11/26/13	11/26/16	1	*	3.50%	$0		$569	$569	$570
	I&I Cab Corp ##	Term Loan	03/19/13	03/19/16	1	*	3.60%	$0		$568	$568	$568
	K.R. Express Cab Corp ##	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0	$569	$567	$567	$568
	Mci Taxi Inc ##	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0	$569	$567	$567	$568
	Humberto Ontaneda ##	Term Loan	10/17/13	10/17/16	1	*	3.50%	$0		$566	$566	$567
	Roudy Moliere &Jean B Letang ##	Term Loan	12/17/12	01/16/16	1	*	4.25%	$0		$563	$563	$563
	Alexander A Malamud ##	Term Loan	02/28/13	02/28/16	1	*	3.55%	$0		$560	$560	$560
	Rafi Mohammad ##	Term Loan	02/27/13	02/27/16	1	*	3.50%	$0		$557	$557	$557
	Yves Bazile ##	Term Loan	09/16/15	03/15/18	1	*	4.75%	$0	$558	$555	$555	$556
	Gilbert Chong ##	Term Loan	10/28/15	10/28/17	1	*	4.50%	$0	$554	$551	$551	$552
	Eli Parada ##	Term Loan	11/27/13	11/27/16	1	*	3.65%	$0		$550	$550	$551
	Erwich Chery	Term Loan	09/29/14	09/27/17	1	*	4.25%	$0		$547	$547	$548
	Newton Sodhi ##	Term Loan	05/06/13	05/06/16	1	*	3.38%	$0		$547	$547	$547
	Ede Service Corp	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$542	$542	$542
	Magloire David ## &	Term Loan	07/24/15	07/24/17	1	*	4.50%	$0	$542	$540	$540	$542
	Dani Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$541	$541	$541
	Maria L Denocua ##	Term Loan	09/17/15	09/17/17	1	*	4.40%	$0	$538	$535	$535	$536
	Amarjit Sangera ##	Term Loan	11/18/15	05/18/18	1	*	4.50%	$0	$535	$534	$534	$535
	Tamimu Aliu ##	Term Loan	05/28/13	05/28/16	1	*	4.25%	$0		$534	$534	$534
	Rafael A Pena ##	Term Loan	09/18/13	09/18/16	1	*	4.00%	$0		$532	$532	$533
	Dominique Ismael ##	Term Loan	03/10/14	03/10/17	1	*	3.88%	$0		$531	$531	$532
	Fernande Paul Cab Corp ##	Term Loan	01/24/13	01/24/16	1	*	3.50%	$0		$529	$529	$529
	Luis E Perez ##	Term Loan	03/19/14	03/19/17	1	*	3.75%	$0		$527	$527	$528

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Ulrick Racine ## &	Term Loan	03/08/13	03/08/16	1	*	3.50%	$0		$529	$526	$526
	Travis R Bazile & Jean Exinvil ## &	Term Loan	10/21/15	10/21/18	1	*	4.90%	$0	$524	$524	$524	$525
	Amjad Abbas ##	Term Loan	12/19/13	12/19/16	1	*	3.40%	$0		$515	$515	$515
	Nana K Adom ##	Term Loan	10/05/15	04/05/18	1	*	4.50%	$0	$512	$510	$510	$511
	Albert A Agyemang ##	Term Loan	07/09/13	07/09/16	1	*	3.50%	$0		$508	$508	$508
	Frantz Louhis & Joseph Paul ##	Term Loan	06/08/12	06/08/17	1	*	4.50%	$0		$508	$508	$508
	Jaswinder K Sharma ##	Term Loan	10/08/15	10/08/17	1	*	4.50%	$0	$503	$501	$501	$502
	Adil Lone ##	Term Loan	09/10/15	09/10/17	1	*	4.25%	$0	$488	$484	$484	$485
	Jasvinder Chhoker + Dam Singh	Term Loan	11/10/11	05/30/18	1	*	4.50%	$0		$485	$485	$485
	Momar Diagne ##	Term Loan	05/12/14	05/12/17	1	*	4.50%	$0		$484	$484	$485
	Ahmed Elsayed ##	Term Loan	11/22/13	11/22/16	1	*	3.50%	$0		$483	$483	$484
	Avner Ben-Levy ## &	Term Loan	05/29/12	05/28/17	1	*	4.25%	$0		$483	$483	$482
	Louis A Alphonse ##	Term Loan	02/21/13	02/21/16	1	*	3.75%	$0		$474	$474	$474
	M Irshad Chaudhry & Mhd Ramzan ##	Term Loan	03/21/11	03/21/16	1	*	3.50%	$0		$473	$473	$473
	Harold Torres ##	Term Loan	02/12/13	02/12/16	1	*	3.50%	$0		$470	$470	$470
	Joseph Jean ##	Term Loan	03/14/12	02/10/18	1	*	4.50%	$0		$465	$465	$465
	Frands Fequiere ##	Term Loan	01/03/13	01/03/16	1	*	3.75%	$0		$464	$464	$464
	Romain Eustache ##	Term Loan	02/26/13	02/26/16	1	*	4.00%	$0		$464	$464	$464
	Shubal C Ghose ##	Term Loan	03/20/15	03/20/17	1	*	4.25%	$0	$473	$462	$462	$462
	Mohammad Azhar ##	Term Loan	02/24/14	02/24/17	1	*	3.75%	$0		$457	$457	$458
	W.B.L.S Taxi Inc	Term Loan	08/09/12	11/01/16	1	*	3.10%	$0		$450	$450	$450
	Rahul Amin ##	Term Loan	06/11/14	06/26/17	1	*	3.63%	$0		$445	$445	$446
	Sincere Cab Corp ##	Term Loan	06/21/11	06/21/16	1	*	4.50%	$0		$443	$443	$443
	Abdullah Zivali ##	Term Loan	03/22/13	03/22/16	1	*	3.50%	$0		$440	$440	$440
	Gustavo E Cabrejos ##	Term Loan	10/07/15	04/07/18	1	*	4.50%	$0	$443	$439	$439	$440
	Chuhar Singh ##	Term Loan	06/06/13	06/06/16	1	*	3.38%	$0		$433	$433	$434
	Lelio Bresier & Jeanne Bresier ##	Term Loan	03/06/13	03/06/16	1	*	3.50%	$0		$427	$427	$427
	Santokh Bangay ##	Term Loan	12/10/12	05/23/18	1	*	4.50%	$0		$423	$423	$423
	M&J Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Maya Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Mokbul Choudhury ##	Term Loan	08/25/14	08/25/17	1	*	4.00%	$0		$421	$421	$422
	Mtr Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Neomi & Z Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Saba Moshe Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Dady Hamel ##	Term Loan	12/26/13	12/26/16	1	*	3.50%	$0		$413	$413	$414
	Cleopatra Cab Corp ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	Crossbow Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	King “D” Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	King Verin Taxi Inc ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	Petia Cab Corporation ##	Term Loan	01/17/12	10/01/16	1	*	3.00%	$0		$411	$411	$411
	David Mashkabov ##	Term Loan	10/26/11	10/24/17	1	*	4.00%	$0		$410	$410	$410
	Sweeney And Sweeney ##	Term Loan	09/29/15	03/28/18	1	*	4.50%	$0	$412	$409	$409	$410
	Ny Berts Cab Corp ##	Term Loan	07/02/13	07/02/16	1	*	3.90%	$0		$408	$408	$408
	Verity Taxi Inc ##	Term Loan	02/08/13	02/08/18	1	*	3.60%	$0		$400	$400	$400
	Y Joey Taxi Inc ##	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$400	$400	$400
	Jacob Kuruvilla ##	Term Loan	11/11/09	12/05/17	1	*	3.75%	$0		$399	$399	$399
	Carlot Dalce ##	Term Loan	07/09/13	07/09/16	1	*	3.00%	$0		$396	$396	$396
	Daca Taxi Inc ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$389	$389	$389
	Melimajua Cab Corp ##	Term Loan	10/14/14	10/14/17	1	*	3.90%	$0		$387	$387	$388
	Pierre Jeune ##	Term Loan	12/14/12	06/09/18	1	*	4.50%	$0		$386	$386	$386
	Eduard Neyman	Term Loan	05/24/13	05/24/20	1	*	4.00%	$0		$380	$380	$382
	Pierre Cadet ##	Term Loan	03/19/13	03/19/16	1	*	3.30%	$0		$381	$381	$381
	Yberto Santana ##	Term Loan	02/27/14	02/27/17	1	*	3.75%	$0		$377	$377	$377
	Bucur Express Cab Corp ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$374	$374	$374
	Jasvir Singh	Term Loan	11/27/12	11/27/22	1	*	4.25%	$0		$368	$368	$371
	Birk Cab Corp/Note 1 ##	Term Loan	03/11/15	03/11/17	1	*	4.25%	$0	$374	$367	$367	$368
	Wai Tat Louie	Term Loan	05/07/15	05/07/17	1	*	5.00%	$0	$375	$365	$365	$367
	Shah M Rahman ##	Term Loan	11/25/13	11/25/16	1	*	3.75%	$0		$365	$365	$366
	Rehmet Khan ##	Term Loan	03/11/15	03/11/17	1	*	4.00%	$0	$388	$364	$364	$365
	Anthony Okyere Duah ##	Term Loan	06/10/11	06/10/17	1	*	3.63%	$0		$364	$364	$364
	Ny Diploma Taxi Co	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$361	$361	$361
	Serge Bonny ##	Term Loan	03/11/13	03/11/16	1	*	3.25%	$0		$357	$357	$357
	Tarafdar Abul & Tarafdar Luthf &	Term Loan	08/13/10	08/13/16	1	*	7.00%	$0		$353	$353	$353
	Malkit Singh ##	Term Loan	07/16/15	01/16/18	1	*	4.50%	$0	$356	$349	$349	$351
	Essa & Soliman Transit Inc ##	Term Loan	04/19/13	04/19/16	1	*	3.25%	$0		$350	$350	$350
	Double Cab Corp ##	Term Loan	07/13/12	06/12/17	1	*	4.50%	$0		$347	$347	$347
	Surjit Singh ##	Term Loan	10/25/13	10/25/18	1	*	3.80%	$0		$342	$342	$343

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Anba Taxi Inc ##	Term Loan	06/21/11	06/21/16	1	*	4.50%	$0		$332	$332	$332
	Corsi Cab Corp ##	Term Loan	06/21/11	06/21/16	1	*	4.50%	$0		$332	$332	$332
	Georges Desrosiers ##	Term Loan	07/23/14	07/23/17	1	*	4.50%	$0		$319	$319	$320
	Birk Cab Corp/Note 2 ##	Term Loan	03/11/15	03/11/17	1	*	4.25%	$0	$321	$315	$315	$316
	Bj Cab Corp/Note 1 Of 2	Term Loan	06/12/13	06/12/16	1	*	3.63%	$0		$304	$304	$305
	Bj Cab Corp/Note 2 Of 2	Term Loan	06/12/13	06/12/16	1	*	3.63%	$0		$304	$304	$304
	Joubert Toussaint ##	Term Loan	03/09/15	03/09/17	1	*	4.00%	$0	$308	$302	$302	$303
	Elsayed A Hassan ##	Term Loan	11/28/11	11/21/17	1	*	4.25%	$0		$300	$300	$300
	Aem Transportation Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0	$306	$297	$297	$298
	Macbak Trans Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0	$306	$297	$297	$298
	Micdavid Hacking Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0	$306	$297	$297	$298
	Musa Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0	$306	$297	$297	$298
	Jean B Guerrier ##	Term Loan	08/08/12	08/10/17	1	*	4.50%	$0		$284	$284	$284
	Paros Taxi LLC	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$282	$282	$283
	Kornos Taxi Inc ##	Term Loan	09/04/12	09/04/17	1	*	4.50%	$0		$278	$278	$278
	Zorro Taxi Inc ##	Term Loan	12/20/13	12/20/16	1	*	3.25%	$0		$276	$276	$277
	Platform Taxi Service/MBNK	Term Loan	05/04/12	05/12/17	1	*	5.57%	$0		$266	$266	$266
	Mohammmed H Iqbal ##	Term Loan	09/14/12	03/11/18	1	*	4.50%	$0		$257	$257	$257
	Kesef Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$251	$251	$251
	Daniel Victor ##	Term Loan	05/06/13	05/06/16	1	*	3.50%	$0		$215	$215	$215
	Ede Service Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210	$211
	Lissade Aurelus ##	Term Loan	05/01/13	05/01/16	1	*	3.75%	$0		$197	$197	$197
	Frank Nobile ##	Term Loan	11/26/12	11/26/17	1	*	3.75%	$0		$190	$190	$191
	Jackie L Chaiken & Michael Cha ##	Term Loan	03/26/13	03/26/16	1	*	3.50%	$0		$185	$185	$185
	Valeri Aminov—Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0	$188	$181	$181	$182
	Mohammad Ashraf Ali ##	Term Loan	01/17/12	01/09/18	1	*	4.00%	$0		$178	$178	$178
	Balwinder Singh/Note B	Term Loan	03/03/15	03/03/17	1	*	8.00%	$0	$175	$175	$175	$176
	Wan Sang Lau & Mary Quan Lau ##	Term Loan	03/20/13	03/20/16	1	*	3.25%	$0		$164	$164	$164
	Ede Service Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$151	$151	$151
	Roman Fermin ##	Term Loan	08/09/13	08/09/16	1	*	3.50%	$0		$145	$145	$145
	Jo & Dimi LLC	Term Loan	09/17/15	09/17/18	1	*	3.10%	$0	$160	$140	$140	$142
	Ny Diploma Taxi Co	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140	$141
	Abdul H Abid ##	Term Loan	04/24/14	04/24/19	1	*	4.00%	$0		$128	$128	$130
	Joseph Bologna ##	Term Loan	10/06/10	10/01/16	1	*	3.25%	$0		$130	$130	$130
	Mk Multani/B Note	Term Loan	04/13/15	04/13/17	1	*	4.00%	$0	$125	$125	$125	$127
	Sofi Hacking Corp	Term Loan	05/11/15	05/11/18	1	*	4.00%	$0	$125	$125	$125	$127
	Nicolae Blidariu	Term Loan	02/29/08	02/28/23	1	*	6.50%	$0		$112	$112	$112
	Sunu Miah And M Jahangi/MBNK	Term Loan	05/12/14	05/12/17	1	*	4.01%	$0		$108	$108	$112
	Jened Cab Corp ##	Term Loan	03/13/12	01/13/17	1	*	3.50%	$0		$107	$107	$107
	Jeffrey Hacking Corp/MBNK	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$105	$105	$105
	Mama Of 5 Hacking Corp/MBNK	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$105	$105	$105
	Papa Of 5 Hacking Corp/MBNK	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$105	$105	$105
	Tlg Hacking Corp/MBNK	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$105	$105	$105
	Valeri Aminov—Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0	$105	$102	$102	$103
	Ny Diploma Taxi Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$101	$101	$101
	Mode Service Corp	Term Loan	06/02/11	06/01/21	1	*	6.00%	$0		$97	$97	$96
	D&P Baidwan LLC/MBNK	Term Loan	05/20/14	05/20/17	1	*	4.61%	$0		$88	$88	$88
	Hanu Manu Taxi Inc/MBNK	Term Loan	05/19/14	05/19/17	1	*	6.00%	$0		$86	$86	$86
	Muktar Hussain & K Hussain/MBNK &	Term Loan	05/13/14	05/13/17	1	*	4.48%	$0		$83	$83	$86
	United Four Stars LLC/MBNK	Term Loan	06/04/14	06/04/17	1	*	8.57%	$0		$81	$81	$85
	Pj Moe LLC/MBNK	Term Loan	07/08/14	07/08/17	1	*	8.44%	$0		$77	$77	$81
	Prabhneet Cab Corp/MBNK &	Term Loan	05/12/14	05/12/17	1	*	4.03%	$0		$81	$81	$81
	Ramdas 4 Taxi LLC/MBNK	Term Loan	05/27/14	05/27/17	1	*	6.50%	$0		$81	$81	$81
	Arjun & Simran LLC/MBNK	Term Loan	05/21/14	05/21/17	1	*	6.50%	$0		$80	$80	$80
	Gni Taxi LLC	Term Loan	06/09/14	05/28/17	1	*	6.50%	$0		$80	$80	$80
	Kero Taxi Corp/MBNK	Term Loan	05/30/14	05/30/17	1	*	8.19%	$0		$78	$78	$80
	Soho Cab Corp	Term Loan	02/11/14	02/11/17	1	*	3.38%	$0		$79	$79	$80
	Hargobind Taxi LLC/MBNK	Term Loan	05/23/14	05/23/17	1	*	6.00%	$0		$78	$78	$78
	Bu Taxi LLC/MBNK	Term Loan	12/29/10	11/01/16	1	*	3.10%	$0		$75	$75	$75
	Eddy Joseph	Term Loan	02/02/15	02/02/22	1	*	5.00%	$0	$80	$72	$72	$74
	Ede Service Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$69	$69	$69
	Jean Pierre Trans Inc	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$67	$67	$68
	Tyme Cab Corp	Term Loan	06/26/14	06/26/17	1	*	3.60%	$0		$66	$66	$67
	William G Ward ##	Term Loan	04/29/13	04/29/16	1	*	3.25%	$0		$64	$64	$64
	Davinder Singh/MBNK	Term Loan	04/23/14	04/23/17	1	*	8.58%	$0		$63	$63	$63
	Anastasios Tsiklidis	Term Loan	04/15/11	01/15/18	1	*	3.60%	$0		$60	$60	$61
	Chahal & Nahal LLC	Term Loan	04/21/14	04/21/17	1	*	6.50%	$0		$60	$60	$60

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Ruckman Hacking Corp	Term Loan	08/30/13	02/22/16	1	*	2.80%	$0		$60	$60		$60
	Sonnet Service Co Inc	Term Loan	08/30/13	02/22/16	1	*	2.80%	$0		$60	$60		$60
	Y Mommy Taxi Inc/MBNK	Term Loan	12/23/10	11/01/16	1	*	3.10%	$0		$60	$60		$60
	Boris Ushman ##	Term Loan	05/21/03	02/17/18	1	*	5.75%	$0		$59	$59		$59
	Granny Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$55	$55		$58
	Appoint Cab Corp/MBNK	Term Loan	12/06/10	06/06/17	1	*	6.62%	$0		$56	$56		$57
	Goodspeed Transit Inc	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$57	$57		$57
	Cora Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$55	$55		$56
	Y Daddy Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$55	$55		$55
	Ptah Cab Corp {Annually-Prime minus .25%}	Term Loan	03/12/14	03/12/17	1	*	3.00%	$0		$53	$53		$54
	Ar Rahman Express Cab Corp/Mbn	Term Loan	06/17/14	06/17/17	1	*	8.71%	$0		$48	$48		$52
	Rrc Express Corp/MBNK	Term Loan	05/14/14	05/14/17	1	*	8.71%	$0		$47	$47		$51
	Salih Boncukcu/MBNK	Term Loan	06/18/14	06/18/17	1	*	8.96%	$0		$48	$48		$50
	Network Agami Cab Corp {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	2.88%	$0		$48	$48		$48
	Jagjit Singh/MBNK	Term Loan	02/14/14	02/14/17	1	*	8.58%	$0		$47	$47		$47
	Nirvair Trans LLC/MBNK	Term Loan	02/04/14	02/04/17	1	*	8.50%	$0		$47	$47		$47
	Norberto Cardona ##	Term Loan	03/30/12	03/30/17	1	*	4.00%	$0		$46	$46		$47
	Orbit Agami Cab LLC	Term Loan	11/05/10	10/01/16	1	*	2.88%	$0		$47	$47		$47
	Ny Diploma Taxi Co	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$46	$46		$46
	Justin Hacking Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$45	$45		$45
	Bella Hacking Corp	Term Loan	06/25/04	06/25/16	1	*	6.00%	$0		$44	$44		$44
	Pakt Medallions LLC/MBNK	Term Loan	08/26/14	08/26/17	1	*	8.46%	$0		$44	$44		$44
	Hshmul Taxi LLC/MBNK	Term Loan	03/17/14	03/17/17	1	*	6.50%	$0		$38	$38		$38
	Nosea Taxi LLC	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$38	$38		$38
	Wilfrid Barreau	Term Loan	12/29/09	12/29/16	1	*	5.75%	$0		$38	$38		$38
	Bursa Cab Corp/Note 1	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$31	$31		$31
	Yme Transit Inc	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$31	$31		$31
	M.M.Y Taxi Inc	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30		$30
	N&A Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30		$30
	S&M Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30		$30
	Sushil Maggoo	Term Loan	06/27/13	06/27/17	1	*	3.75%	$0		$29	$29		$30
	Y Meir Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30		$30
	Y Michal Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30		$30
	Y Mike Taxi Inc	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$30	$30		$30
	Y Mati Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30		$30
	Bursa Cab Corp/Note 2	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$28	$28		$28
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/19	1	*	4.25%	$0		$25	$25		$27
	Balwinder Singh	Term Loan	02/19/14	02/07/19	1	*	5.25%	$0		$24	$24		$26
	Bj Cab Corp	Term Loan	02/27/15	02/26/19	1	*	5.00%	$0	$29	$24	$24		$26
	Donald Singh	Term Loan	10/08/15	10/08/18	1	*	6.00%	$0	$25	$24	$24		$26
	Fido Cab Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$26	$26		$26
	Barth Taxi LLC/MBNK	Term Loan	11/24/10	10/09/22	1	*	6.50%	$0		$24	$24		$25
	Brandon Taxi LLC/MBNK	Term Loan	11/24/10	10/09/22	1	*	6.50%	$0		$24	$24		$25
	Dominique Ismael	Term Loan	09/17/15	09/17/18	1	*	5.00%	$0	$25	$23	$23		$25
	Munir Ahmed Sahi	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0	$22	$21	$21		$23
	Mry Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21		$21
	Opera Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21		$21
	Ronen Taxi Inc/MBNK	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21		$21
	Mohammed Abdu & H Hedru/MBNK	Term Loan	08/11/06	02/05/16	1	*	5.71%	$0		$16	$16		$17
	Vosiem Hacking Corp	Term Loan	08/14/13	08/14/16	1	*	2.80%	$0		$17	$17		$17
	Yegal Express Cab Co/MBNK	Term Loan	11/10/10	08/28/20	1	*	6.38%	$0		$16	$16		$17
	Devinder P Singh & Guneet/MBNK	Term Loan	02/19/14	02/19/17	1	*	6.50%	$0		$15	$15		$15
	Surlak Taxi LLC/MBNK	Term Loan	04/25/14	04/25/17	1	*	8.66%	$0		$15	$15		$15
	Balwinder Singh	Term Loan	10/02/15	10/02/18	1	*	6.00%	$0	$10	$10	$10		$12
	Ilker Altaygil	Term Loan	11/23/15	11/20/17	1	*	5.00%	$0	$10	$10	$10		$12
	Harold Torres ##	Term Loan	10/01/13	11/01/17	1	*	4.00%	$0		$10	$10		$11
	Jean M Venord/MBNK	Term Loan	02/11/10	03/10/17	1	*	6.38%	$0		$10	$10		$10
	Param Preet Cab Corp/MBNK &	Term Loan	05/30/14	04/09/17	1	*	6.50%	$0		$89	$83		$6
	Gagandeep Multani LLC/MBNK &	Term Loan	05/22/14	05/22/17	1	*	6.50%	$0		$89	$89		$2
	Nestor R Trivino	Term Loan	02/22/12	03/31/16	1	*	10.00%	$0		$1	$1		$1
	Sonia M Trivino	Term Loan	02/22/12	03/30/16	1	*	10.00%	$0		$1	$1		$1
	Diin Taxi LLC/MBNK &	Term Loan	05/07/14	05/07/17	1	*	6.50%	$0		$127	$124	-$	3

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Chicago					112	14%	4.87%	$0	$4,656	$39,412	$39,406	$39,260
	Sweetgrass Peach &Chadwick Cap ##	Term Loan	08/28/12	02/24/18	1	1%	5.00%	$0		$1,517	$1,517	$1,516
	Regal Cab Company Et Al ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$1,342	$1,342	$1,342
	Chicago Medallion Nine LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$1,288	$1,288	$1,288
	Blue Eyes Cab Corp ## {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	3.25%	$0	$1,200	$1,200	$1,200	$1,201
	Lucky Seven Chicago One Inc ## {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	3.25%	$0	$1,200	$1,200	$1,200	$1,201
	Michael Two Cab Corp ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$991	$991	$990
	Johns Cabs Corp ##	Term Loan	04/12/12	04/12/17	1	*	5.00%	$0		$965	$965	$964
	Harriet C Inc ##	Term Loan	10/19/12	10/19/16	1	*	5.25%	$0		$882	$882	$882
	Lmb Taxi Iv Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$826	$826	$826
	Lmb Taxi V Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$826	$826	$826
	Chicago Medallion Four LLC ##	Term Loan	12/02/11	12/02/16	1	*	4.50%	$0		$797	$797	$797
	Chicago Medallion One LLC ##	Term Loan	12/02/11	12/02/16	1	*	4.50%	$0		$797	$797	$797
	Chicago Medallion Three LLC ##	Term Loan	12/02/11	12/02/16	1	*	4.50%	$0		$797	$797	$797
	Chicago Medallion Two LLC ##	Term Loan	12/02/11	12/02/16	1	*	4.50%	$0		$797	$797	$797
	Tribeca Two Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$789	$789	$789
	Santorini Five Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$788	$788	$788
	Santorini Four Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$788	$788	$788
	Santorini Six Cab Corp ##	Term Loan	05/09/13	05/09/16	1	*	3.75%	$0		$788	$788	$788
	Ray Cab Company &	Term Loan	07/22/15	07/22/18	1	*	5.50%	$0	$756	$756	$756	$757
	Rahwa & Bros Cab Co, Et Al ##	Term Loan	04/11/14	04/11/19	1	*	5.00%	$0		$699	$699	$700
	Carol Of Illinois Enterprises	Term Loan	09/19/14	09/19/17	1	*	5.00%	$0		$694	$694	$692
	Chicago Medallion Seven LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$644	$644	$644
	Patriot Trans Et Al &	Term Loan	03/17/15	02/19/18	1	*	12.00%	$0	$800	$800	$800	$586
	Met Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$576	$576	$577
	N And M Valdof Hacking Corp ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$535	$535	$535
	Kayla Hacking Corp ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$495	$495	$495
	Mikhalia Cabs Nine Inc ##	Term Loan	07/12/12	04/25/16	1	*	4.50%	$0		$495	$495	$495
	Coffee Taxi LLC ##	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$493	$493	$493
	Natasha Transportation Inc ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$484	$484	$484
	Mike Taxi Corp ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$483	$483	$483
	Natalia Taxi Corp ##	Term Loan	05/01/13	05/01/16	1	*	4.50%	$0		$482	$482	$482
	Cozy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$480	$480	$481
	Dell Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$480	$480	$481
	Moo Moo Cab Co ##	Term Loan	08/14/13	08/14/16	1	*	4.00%	$0		$453	$453	$453
	Blue Valentine Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$445	$445	$445
	Musanour Cab Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$444	$444	$445
	Tumblin Dice Taxi Inc	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$444	$444	$444
	Taxi For Less Inc &	Term Loan	09/19/14	02/15/18	1	*	4.25%	$0		$395	$395	$396
	Myrtos Cab Corp	Term Loan	03/25/15	03/25/19	1	*	4.25%	$0	$370	$361	$361	$363
	Little Wing Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$298	$298	$298
	American Buffalo Cab Corp	Term Loan	04/10/13	04/10/16	1	*	4.00%	$0		$296	$296	$296
	Dome Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$288	$288	$289
	Valasia Cab Co ##	Term Loan	01/18/12	01/18/18	1	*	5.00%	$0		$254	$254	$254
	Chicago Seven Inc/MBNK &	Term Loan	07/19/12	10/19/15	1	*	7.25%	$0		$244	$244	$244
	Karbala Express Inc ##	Term Loan	02/26/13	05/26/16	1	*	5.00%	$0		$236	$236	$237
	Les & Thera LLC	Term Loan	05/08/13	05/08/17	1	*	5.25%	$0		$233	$233	$234
	Glti Cab Corp	Term Loan	03/10/15	03/10/18	1	*	5.00%	$0	$245	$231	$231	$232
	Tad Taxi Co ## &	Term Loan	11/13/13	11/13/18	1	*	5.00%	$0		$228	$228	$229
	Tekezze Inc &	Term Loan	12/11/13	12/11/18	1	*	5.00%	$0		$228	$228	$229
	Zeyrefda Inc ## &	Term Loan	05/17/13	05/17/18	1	*	5.50%	$0		$228	$228	$229
	Adom Enterprise, Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$227	$227	$228
	Helen Habte Corp ##	Term Loan	10/01/13	10/01/18	1	*	5.25%	$0		$227	$227	$228
	Interwoodex Inc ##	Term Loan	11/07/13	11/07/18	1	*	5.00%	$0		$227	$227	$228
	Shere Corp ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$227	$227	$228
	Tahoora Transportation Inc. ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$227	$227	$228
	Alex Z Cab Corp &	Term Loan	04/22/13	04/22/18	1	*	5.50%	$0		$226	$226	$227
	Nakfa Corp ##	Term Loan	06/17/13	06/17/18	1	*	4.88%	$0		$226	$226	$227
	Asmara Inc ##	Term Loan	04/11/13	04/11/18	1	*	5.50%	$0		$224	$224	$225
	Nike Yomi Inc ## &	Term Loan	08/06/13	08/06/18	1	*	5.25%	$0		$224	$224	$225
	Annabelle Cab Corporation ##	Term Loan	02/14/14	03/12/16	1	*	3.75%	$0		$222	$222	$223
	Aniba Management & Services In ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$221	$221	$222
	Three Kids Corp &	Term Loan	04/15/13	04/15/18	1	*	5.50%	$0		$224	$218	$219
	Nour Enterprise Inc ##	Term Loan	09/16/13	09/16/18	1	*	5.75%	$0		$215	$215	$216
	Yenemekoya Inc ##	Term Loan	06/28/13	06/28/18	1	*	5.25%	$0		$208	$208	$209
	C Dortch Inc ##	Term Loan	12/04/13	12/04/16	1	*	4.25%	$0		$205	$205	$206
	Alkarim Chicago Inc ## &	Term Loan	11/27/13	11/27/18	1	*	5.50%	$0		$204	$204	$205
	Showcase Sports Management Cor ##	Term Loan	01/22/10	01/11/16	1	*	5.00%	$0		$204	$204	$204

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Rahel Express Inc ##	Term Loan	12/27/13	12/27/18	1	*	5.25%	$0		$195	$195	$196
	Jiffy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$192	$192	$193
	Pireas Taxi Corp ##	Term Loan	06/07/13	06/07/16	1	*	4.50%	$0		$189	$189	$189
	Grapevine Taxi LLC ##	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$184	$184	$184
	Life Cab Corp ##	Term Loan	09/18/13	09/18/18	1	*	5.25%	$0		$182	$182	$183
	Kalib 2010 Inc ##	Term Loan	07/16/13	07/16/17	1	*	5.50%	$0		$170	$170	$171
	Naneffe Inc ##	Term Loan	03/15/13	03/15/18	1	*	5.50%	$0		$165	$165	$166
	Alem B Cab Inc ##	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$162	$162	$163
	Adi Express Inc ##	Term Loan	09/21/12	09/21/17	1	*	5.75%	$0		$154	$154	$155
	Wubshet Inc ##	Term Loan	09/25/13	09/25/18	1	*	5.25%	$0		$147	$147	$148
	Semhar Corp ##	Term Loan	01/31/12	01/31/17	1	*	5.50%	$0		$146	$146	$146
	Significant Trans Inc ##	Term Loan	04/06/12	04/06/17	1	*	6.50%	$0		$145	$145	$145
	Jpg Cab Corp	Term Loan	04/23/12	04/23/17	1	*	6.50%	$0		$133	$133	$133
	Sabina Cab Inc	Term Loan	04/19/13	04/19/18	1	*	5.50%	$0		$128	$128	$129
	Antar Trans Inc	Term Loan	01/17/14	01/17/19	1	*	5.00%	$0		$126	$126	$127
	Ultra Investment Corp ##	Term Loan	03/22/11	03/22/16	1	*	6.50%	$0		$117	$117	$117
	Asmara Cab Company ##	Term Loan	12/01/11	12/01/16	1	*	6.00%	$0		$110	$110	$110
	Bedford Cab Two Corp	Term Loan	07/30/10	03/14/16	1	*	4.50%	$0		$109	$109	$109
	Delina Cab Inc	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$108	$108	$109
	Addis Flower Taxi Cab Service	Term Loan	02/27/14	02/27/19	1	*	5.50%	$0		$106	$106	$108
	Paik Cab Co	Term Loan	05/30/14	05/30/19	1	*	5.00%	$0		$105	$105	$106
	Bashiru Habib	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$101	$101	$103
	Imc Cab Corp	Term Loan	08/27/10	03/14/16	1	*	4.50%	$0		$101	$101	$101
	Moses J Frank	Term Loan	04/26/13	04/26/18	1	*	7.00%	$0		$100	$100	$101
	Tigray Cab Inc	Term Loan	03/28/13	03/28/18	1	*	5.50%	$0		$83	$83	$84
	Tyrone Henderson	Term Loan	03/12/14	03/12/19	1	*	6.50%	$0		$83	$83	$84
	Measho Cab Corp	Term Loan	06/16/11	06/16/16	1	*	5.50%	$0		$82	$82	$82
	Yemi Taxi Corp ##	Term Loan	08/01/13	08/01/18	1	*	5.25%	$0		$81	$81	$82
	Hudson Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$64	$64	$65
	Oia Cab Corp	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$64	$64	$65
	Laight Taxi Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$52	$52	$53
	Madison Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$51	$51	$52
	Santorini Two Cab Corp	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$51	$51	$52
	Stny Taxi Corp	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$51	$51	$52
	Tribeca Three Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$51	$51	$52
	Sny Cab Inc ##	Term Loan	12/14/11	12/14/16	1	*	6.00%	$0		$46	$46	$46
	Greenwich Cab Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$38	$38	$39
	Top Cab Corp	Term Loan	02/24/15	02/24/19	1	*	4.25%	$0	$44	$36	$36	$37
	Top Cab Corp	Term Loan	05/14/15	05/14/19	1	*	4.25%	$0	$41	$35	$35	$37
	Ade Taxi Corp	Term Loan	12/08/14	12/08/19	1	*	5.50%	$0		$28	$28	$30
	Ali Taxi Corp ##	Term Loan	08/13/13	08/13/18	1	*	5.25%	$0		$28	$28	$29
	Any Cab Two Corp	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$26	$26	$27
	Bashiru Habib/B Note	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$24	$24	$26
	St Petersburg Taxi LLC	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$25	$25	$26
	Francis King Boat Inc	Term Loan	04/17/13	04/17/18	1	*	5.50%	$0		$20	$20	$21
Newark					115	9%	5.26%	$0	$1,749	$24,585	$24,585	$24,654
	Viergella Inc ##	Term Loan	02/20/14	02/20/18	1	*	4.75%	$0		$1,344	$1,344	$1,344
	Rachel LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$704	$704	$704
	Cherubin Vincent	Term Loan	01/23/14	01/23/18	1	*	5.25%	$0		$631	$631	$632
	K And N Taxi LLC	Term Loan	09/26/13	09/26/16	1	*	4.80%	$0		$618	$618	$619
	A.M.E. Transit Limited Liabili ##	Term Loan	01/10/13	01/10/18	1	*	5.25%	$0		$564	$564	$565
	Briana Taxi LLC	Term Loan	01/23/14	01/23/18	1	*	5.00%	$0		$348	$348	$349
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.90%	$0		$328	$328	$329
	Airport Travel LLC	Term Loan	01/23/14	01/23/18	1	*	4.75%	$0		$317	$317	$318
	Two Daughters Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	5.25%	$0		$308	$308	$309
	Mr. Milicent & Sons, LLC	Term Loan	04/24/14	04/24/17	1	*	4.80%	$0		$305	$305	$306
	P.C. Taxi Corp	Term Loan	06/13/13	06/13/17	1	*	6.00%	$0		$295	$295	$296
	Clair 282 LLC ##	Term Loan	09/12/13	09/12/17	1	*	5.00%	$0		$289	$289	$290
	1 Hope LLC	Term Loan	09/26/13	09/26/17	1	*	5.50%	$0		$285	$285	$286
	Lagrande Taxi Corp ##	Term Loan	02/14/13	02/14/17	1	*	5.50%	$0		$283	$283	$284
	Owned By Mr Vincent LLC	Term Loan	01/10/13	01/10/17	1	*	5.50%	$0		$283	$283	$284
	Romise Taxi LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$283	$283	$284
	B Gene And Fil LLC	Term Loan	01/10/13	01/10/17	1	*	5.25%	$0		$282	$282	$283
	Bidon Taxi Inc &	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$282	$282	$283
	Carvin Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$281	$281	$281
	Cmgv #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$281	$281	$281

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Dern #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$281	$281	$281
	Angel Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$279	$279	$278
	Center Taxi LLC ##	Term Loan	08/15/13	08/15/17	1	*	5.50%	$0		$276	$276	$277
	Dorvilma LLC ## &	Term Loan	02/14/13	02/14/16	1	*	5.25%	$0		$276	$276	$276
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$267	$267	$268
	Jovin Taxi Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.00%	$0		$262	$262	$263
	Magdala Corp ##	Term Loan	08/16/13	08/16/17	1	*	5.25%	$0		$261	$261	$261
	One At A Time Time Transport I ##	Term Loan	09/20/12	09/20/16	1	*	5.25%	$0		$261	$261	$261
	Maitre Joa LLC	Term Loan	09/12/13	09/12/17	1	*	5.25%	$0		$258	$258	$259
	Simone Francois ##	Term Loan	04/25/13	04/25/17	1	*	5.50%	$0		$253	$253	$254
	Philippe Taxi LLC	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$250	$250	$249
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$248	$248	$248
	Mike 22, Limited Liability Com	Term Loan	06/11/15	06/11/18	1	*	5.50%	$0	$250	$247	$247	$247
	Holy Family Trans Inc	Term Loan	04/16/15	04/16/19	1	*	5.00%	$0	$250	$245	$245	$245
	Peter Doe	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$240	$240	$242
	D,D Trans Inc	Term Loan	09/18/14	09/18/18	1	*	4.75%	$0		$240	$240	$240
	Three Sons 2 Taxi Inc ##	Term Loan	05/09/13	05/09/17	1	*	5.50%	$0		$239	$239	$240
	Nahla Taxi Inc ##	Term Loan	04/24/14	04/24/18	1	*	5.50%	$0		$238	$238	$239
	St Abraam Corp	Term Loan	04/25/13	04/22/18	1	*	5.00%	$0		$238	$238	$238
	Laboule LLC &	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$238	$238	$238
	Timax 426 Inc	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$235	$235	$236
	Kesh & Kelo LLC ##	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$235	$235	$236
	Rowfida Incorporated ##	Term Loan	12/12/13	12/12/17	1	*	4.75%	$0		$234	$234	$235
	Les & Thera Transportation LLC	Term Loan	07/12/13	07/12/17	1	*	5.25%	$0		$231	$231	$232
	Luckner Etienne ##	Term Loan	10/25/12	10/25/16	1	*	5.50%	$0		$226	$226	$226
	Sonson Taxi Inc ##	Term Loan	10/25/12	10/25/17	1	*	5.50%	$0		$225	$225	$226
	Dupe Taxi LLC	Term Loan	12/10/15	12/10/19	1	*	5.50%	$0	$223	$223	$223	$224
	T-Bozo Trans LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$222	$222	$223
	Anasta.S. Taxi LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$217	$217	$218
	E H 88 Taxi Corp ##	Term Loan	06/12/14	06/12/17	1	*	4.75%	$0		$215	$215	$215
	Semsema Trans Corporation	Term Loan	09/18/14	09/18/18	1	*	5.00%	$0		$215	$215	$215
	Mpaul 596 LLC &	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$213	$213	$214
	Ekny Fils-Aime ##	Term Loan	10/17/11	10/17/16	1	*	6.25%	$0		$212	$212	$212
	Jacob And Jasmina Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$211	$211	$211
	Joseph And Jamar Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$211	$211	$211
	Zoune Taxi #2 Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.75%	$0		$210	$210	$211
	Joseph And Alea LLC ##	Term Loan	02/23/15	02/23/19	1	*	5.25%	$0	$215	$208	$208	$208
	M.K. Taxi Inc	Term Loan	01/23/14	01/23/18	1	*	4.50%	$0		$206	$206	$207
	S.J.L.T Joujean Inc	Term Loan	03/15/12	03/15/16	1	*	6.00%	$0		$207	$207	$207
	Dmd Taxi LLC	Term Loan	09/26/13	09/26/17	1	*	4.75%	$0		$204	$204	$205
	Jacob Joseph	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$203	$203	$204
	Boss Carmel Taxi Inc ##	Term Loan	11/14/13	11/14/17	1	*	5.50%	$0		$200	$200	$201
	Erick Fleuridor	Term Loan	07/19/12	06/11/17	1	*	5.50%	$0		$200	$200	$199
	Chell 11 Corp	Term Loan	07/10/14	07/10/18	1	*	5.25%	$0		$196	$196	$198
	O.P. Taxi LLC	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$198	$198	$198
	Stany Inc	Term Loan	06/23/15	06/11/18	1	*	7.00%	$0	$195	$191	$191	$192
	Chavensky Cab Inc	Term Loan	12/12/13	12/12/17	1	*	5.00%	$0		$188	$188	$189
	Saintilia Charles	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$189	$189	$189
	Clermise LLC	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$186	$186	$186
	Daniele Taxi LLC ##	Term Loan	05/15/14	05/15/18	1	*	5.75%	$0		$182	$182	$183
	Herve Dameus ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$179	$179	$179
	S Gladys Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	6.00%	$0		$174	$174	$175
	Mfc Taxi Corp ##	Term Loan	09/20/11	09/19/16	1	*	6.50%	$0		$173	$173	$173
	Thomas Lahens	Term Loan	07/11/13	07/11/17	1	*	4.90%	$0		$173	$173	$173
	Marie Jeanne Philemon	Term Loan	07/17/15	07/16/18	1	*	6.50%	$0	$174	$171	$171	$172
	Micheline Luxeus ##	Term Loan	12/13/12	12/13/17	1	*	5.50%	$0		$166	$166	$167
	Erick Fleuridor	Term Loan	10/25/12	10/25/16	1	*	5.50%	$0		$165	$165	$165
	Serge Previlon LLC	Term Loan	08/15/13	08/15/18	1	*	5.25%	$0		$163	$163	$164
	Cassandra & Joseph Sejour Inc	Term Loan	04/09/10	03/13/18	1	*	4.50%	$0		$157	$157	$156
	Just 8 Taxi #2 Inc ##	Term Loan	10/16/15	10/15/18	1	*	7.00%	$0	$155	$154	$154	$154
	Monise Lubintus	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$150	$150	$151
	A.N.T.K. LLC	Term Loan	04/25/13	04/25/18	1	*	5.50%	$0		$144	$144	$145
	534 Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$142	$142	$142
	Charata Taxi Inc	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$136	$136	$137
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.63%	$0		$136	$136	$137
	Antoines Dortin ##	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$136	$136	$136
	Pierre Family 084 LLC	Term Loan	07/12/13	07/12/17	1	*	5.00%	$0		$133	$133	$134

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	424 Taxi LLC	Term Loan	01/20/12	01/20/17	1	*	7.00%	$0		$129	$129	$130
	Ahmad Taxi Inc	Term Loan	06/09/11	06/09/16	1	*	6.75%	$0		$129	$129	$129
	Forward Taxi Corp	Term Loan	03/15/12	03/15/17	1	*	6.00%	$0		$124	$124	$125
	Charles K Agesilas	Term Loan	08/14/14	08/14/21	1	*	6.50%	$0		$117	$117	$118
	Yves Frantz Philemon	Term Loan	12/11/14	12/11/18	1	*	4.75%	$0		$117	$117	$117
	R & Z Trans Service Inc	Term Loan	01/10/13	01/10/23	1	*	5.00%	$0		$110	$110	$112
	Olga Morales	Term Loan	03/15/12	03/15/16	1	*	6.00%	$0		$104	$104	$104
	Don Taxi Inc/MBNK	Term Loan	01/23/14	01/23/18	1	*	6.50%	$0		$99	$99	$99
	Ez Come Ez Go Inc	Term Loan	04/16/15	04/16/20	1	*	5.25%	$0	$112	$98	$98	$98
	0127 Incorporated ##	Term Loan	07/19/12	07/19/16	1	*	5.50%	$0		$95	$95	$95
	Alhayat Taxi Inc	Term Loan	02/14/13	02/14/17	1	*	5.00%	$0		$94	$94	$94
	Hercule Jean-Baptiste	Term Loan	06/13/13	06/13/17	1	*	5.00%	$0		$93	$93	$94
	Mr Clean Sdam Taxi LLC	Term Loan	06/11/15	06/11/18	1	*	6.50%	$0	$94	$92	$92	$93
	Louibert Julien	Term Loan	06/18/14	06/16/21	1	*	5.50%	$0		$90	$90	$92
	Cosmos 2 Taxi Corporation ##	Term Loan	11/14/13	11/14/18	1	*	5.00%	$0		$89	$89	$90
	Clameus Estimable	Term Loan	05/06/10	06/06/18	1	*	5.25%	$0		$81	$81	$81
	Gethsemane Inc	Term Loan	02/20/14	02/20/19	1	*	4.50%	$0		$78	$78	$80
	Praise The Lord Taxi Inc	Term Loan	05/14/15	05/14/25	1	*	6.00%	$0	$81	$77	$77	$78
	Mario P Jean-Louis ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$76	$76	$77
	Pola Trans Inc ##	Term Loan	07/19/12	07/19/17	1	*	5.50%	$0		$75	$75	$75
	Gerald Jean-Louis ## &	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$70	$70	$71
	Fraline Taxi Inc ##	Term Loan	09/18/14	09/18/19	1	*	5.50%	$0		$53	$53	$54
	Reyes Okoroagu ##	Term Loan	11/14/13	11/14/17	1	*	4.75%	$0		$45	$45	$46
	Farar LLC ##	Term Loan	03/13/14	03/13/19	1	*	5.25%	$0		$24	$24	$26
	Pegy Taxi Corp	Term Loan	02/17/11	02/17/17	1	*	6.50%	$0		$24	$24	$24
	Pierre Sterling	Term Loan	01/19/12	01/19/17	1	*	6.00%	$0		$23	$23	$24
	Webert Joseph	Term Loan	02/17/11	02/17/17	1	*	6.50%	$0		$17	$17	$17
	Jean Belony	Term Loan	06/09/11	06/09/16	1	*	6.50%	$0		$9	$9	$9

Boston					56	9%	4.63%	$0	$3,268	$26,471	$26,436	$25,883
	Chiso Trans Inc &	Term Loan	11/26/13	11/07/16	1	*	4.25%	$0		$819	$819	$820
	Chiso Trans Inc &	Term Loan	04/20/12	04/20/18	1	*	5.50%	$0		$581	$581	$581
	Chidi Trans Inc &	Term Loan	11/17/14	03/25/16	1	*	5.50%	$0		$1,294	$1,294	$1,296
	Johnson Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$1,379	$1,379	$1,228
	Gabriel Trans Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$1,113	$1,113	$1,114
	Britney Cab Inc, Et Al &	Term Loan	05/18/15	05/18/17	1	*	5.00%	$0	$1,069	$1,069	$1,069	$1,071
	Sasun Cab Inc	Term Loan	02/20/13	02/20/16	1	*	4.50%	$0		$890	$890	$890
	Mish Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$855	$855	$855
	Southside Enterprises Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$855	$855	$855
	Giorgio’S Cab Inc ##	Term Loan	09/04/15	09/04/17	1	*	4.00%	$0	$705	$700	$700	$701
	Arinze Trans Inc ##	Term Loan	04/22/14	04/22/17	1	*	4.50%	$0		$688	$688	$689
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/07/15	1	*	4.50%	$0		$621	$621	$621
	Oke Auguste Cab Inc ##	Term Loan	01/31/14	01/31/17	1	*	4.90%	$0		$605	$605	$606
	Arinze Trans Inc &	Term Loan	02/05/10	02/07/16	1	*	4.25%	$0		$576	$576	$576
	S.P.B. Taxi Inc &	Term Loan	09/18/13	09/18/16	1	*	5.25%	$0		$490	$490	$491
	Saint Inc &	Term Loan	08/12/13	08/12/16	1	*	5.25%	$0		$489	$489	$489
	Myra Inc &	Term Loan	08/12/13	08/12/16	1	*	5.25%	$0		$489	$489	$489
	Jason Cab Inc ## &	Term Loan	03/15/13	03/15/16	1	*	4.88%	$0		$489	$489	$489
	God-Will Inc	Term Loan	02/11/14	02/11/17	1	*	4.25%	$0		$487	$487	$488
	Memory Cab Company Inc ##	Term Loan	01/14/11	01/14/17	1	*	4.13%	$0		$485	$485	$485
	Amazing Grace Cab Inc &	Term Loan	02/06/14	02/06/17	1	*	4.25%	$0		$478	$478	$479
	Good Time Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$478	$478	$479
	Bailey Cab Inc ##	Term Loan	11/09/12	11/09/18	1	*	5.25%	$0		$465	$465	$465
	Baton Moise Cab Inc ## &	Term Loan	04/14/14	04/14/17	1	*	4.90%	$0		$619	$600	$463
	Ruth Cab Inc	Term Loan	11/26/13	11/26/16	1	*	4.25%	$0		$442	$442	$443
	Tomorrow’S Tree Inc	Term Loan	10/08/13	10/08/18	1	*	4.25%	$0		$442	$442	$443
	Syed Cab Inc	Term Loan	02/27/15	02/27/18	1	*	5.25%	$0	$445	$438	$438	$440
	Farb Inc ## &	Term Loan	02/20/13	02/20/16	1	*	5.13%	$0		$524	$517	$437
	P&P Dumerant Corp	Term Loan	10/25/13	10/25/16	1	*	4.50%	$0		$428	$428	$429
	Joyful Ride Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$427	$427	$427
	Jv Taxi Inc &	Term Loan	10/24/14	10/24/17	1	*	5.25%	$0		$425	$425	$426
	Eldali Transportation Inc	Term Loan	11/09/12	11/26/16	1	*	4.25%	$0		$422	$422	$422
	Ser-Vil Cab Inc &	Term Loan	03/28/14	03/22/17	1	*	4.63%	$0		$524	$515	$411
	Djbell Love Inc ##	Term Loan	09/27/12	09/27/17	1	*	5.00%	$0		$399	$399	$399
	God Is Able Inc ##	Term Loan	02/11/14	02/11/17	1	*	4.00%	$0		$378	$378	$379
	Benito & Roseline Cab Inc ##	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0	$375	$373	$373	$375
	Loren Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$486	$486	$372

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	H And H Taxi Inc ##	Term Loan	10/11/13	10/11/16	1	*	4.25%	$0		$358	$358	$359
	Ngozi Trans Inc. &	Term Loan	05/06/15	04/20/17	1	*	5.50%	$0	$340	$337	$337	$339
	Jesus Denis Cab Inc	Term Loan	03/22/13	03/22/16	1	*	4.50%	$0		$325	$325	$325
	Urzal Taxi Inc	Term Loan	07/29/13	07/29/16	1	*	4.25%	$0		$309	$309	$309
	Ngozi Trans Inc.	Term Loan	12/31/12	12/31/16	1	*	4.50%	$0		$304	$304	$304
	Shemarjamalie Cab Inc ##	Term Loan	02/17/12	02/17/18	1	*	6.15%	$0		$303	$303	$303
	Louine Cab Inc	Term Loan	09/29/15	09/29/17	1	*	5.25%	$0	$280	$278	$278	$280
	Jre Taxi Inc ##	Term Loan	07/25/14	07/25/17	1	*	4.70%	$0		$274	$274	$275
	Boband Cab Inc ##	Term Loan	11/06/12	06/06/17	1	*	4.00%	$0		$273	$273	$273
	Sarhad Coach Inc	Term Loan	07/23/13	05/25/16	1	*	4.00%	$0		$265	$265	$265
	Phatricksey Cab Inc ##	Term Loan	07/14/11	07/14/17	1	*	5.25%	$0		$248	$248	$248
	Stanley & Rachelle Cab Inc	Term Loan	05/23/11	05/23/17	1	*	4.25%	$0		$162	$162	$162
	Dabola Cab Inc ##	Term Loan	11/10/11	07/10/16	1	*	4.25%	$0		$161	$161	$161
	Kena Cab Inc	Term Loan	11/06/12	11/06/25	1	*	4.75%	$0		$67	$67	$67
	Sasun Cab Inc	Term Loan	02/20/13	02/20/16	1	*	4.50%	$0		$26	$26	$26
	Jv Taxi Inc	Term Loan	04/14/15	04/14/19	1	*	6.00%	$0	$26	$22	$22	$24
	Benito & Roseline Cab Inc	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0	$17	$17	$17	$19
	Sunshine Cab Inc ##	Term Loan	06/12/07	06/12/18	1	*	5.00%	$0		$13	$13	$13
	Jesus Denis Cab Inc	Term Loan	02/12/15	02/12/17	1	*	5.50%	$0	$11	$7	$7	$8
Cambridge					14	2%	4.64%	$0	$2,414	$6,624	$6,607	$4,287
	Gcf Taxi Inc	Term Loan	10/08/13	10/08/18	1	*	4.00%	$0		$635	$635	$636
	Eureka Cab Inc	Term Loan	07/01/14	07/01/17	1	*	4.25%	$0		$421	$421	$422
	Hope-Lynn Cabworks Inc ##	Term Loan	03/22/13	03/22/16	1	*	4.00%	$0		$363	$363	$363
	Lynn Maha Taxi Inc	Term Loan	05/13/13	05/13/16	1	*	5.00%	$0		$362	$362	$362
	Mgf Taxi Inc	Term Loan	05/06/11	05/06/17	1	*	4.00%	$0		$337	$337	$337
	Desdunes Cab Inc &	Term Loan	09/21/12	10/21/17	1	*	5.00%	$0		$326	$326	$326
	Drumman Trans Inc	Term Loan	12/07/12	12/07/17	1	*	4.50%	$0		$316	$316	$316
	Raad Taxi Inc ## &	Term Loan	05/30/14	05/30/17	1	*	4.50%	$0		$320	$314	$286
	Patrick Cab Inc And Saad Inc &	Term Loan	03/29/13	03/29/16	1	*	4.88%	$0		$397	$388	$276
	Sam Taxi Inc &	Term Loan	03/12/14	03/12/17	1	*	4.50%	$0		$324	$322	$276
	Marcia And Everton Cab Inc	Term Loan	12/15/15	12/15/16	1	*	3.75%	$0	$274	$274	$274	$275
	Walger Inc	Term Loan	01/26/12	01/26/20	1	*	5.50%	$0		$266	$266	$266
	Taxi Technology Inc ##	Term Loan	12/11/13	12/29/16	1	*	5.00%	$0		$143	$143	$144
	Gcf Taxi Inc, Et Al &	Term Loan	03/25/15	03/25/18	1	*	5.00%	$0	$2,140	$2,140	$2,140	$2

Other					11	0%	7.27%	$0	$320	$1,045	$1,043	$1,046
	Tjp Inc ##	Term Loan	01/03/14	01/03/17	1	*	4.75%	$0		$267	$267	$268
	Alexandrite Taxi LLC	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0	$192	$188	$188	$190
	Wiljean Marcelin &	Term Loan	08/21/13	09/01/23	1	*	6.75%	$0		$156	$154	$156
	Jean C Mathurin/Norcal &	Term Loan	01/15/13	02/01/18	1	*	8.50%	$0		$155	$155	$155
	Chametz Taxi LLC	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0	$128	$126	$126	$128
	Hantin Trans/Aventura Taxi	Term Loan	06/16/10	06/16/17	1	*	8.25%	$0		$57	$57	$57
	Zelalem S. Alemu	Term Loan	04/28/08	04/28/18	1	*	5.00%	$0		$50	$50	$49
	Elzira & Luc Cab Inc.	Term Loan	08/17/10	02/17/18	1	*	8.25%	$0		$22	$22	$22
	Elysse Corporation	Term Loan	09/10/10	11/01/19	1	*	9.00%	$0		$16	$16	$17
	Durosier Xavier/MBNK &	Term Loan	08/16/10	07/01/15	1	*	7.25%	$0		$2	$2	$3
	Odney Cab Inc/MBNK &	Term Loan	12/22/10	12/22/15	1	*	11.50%	$0		$6	$6	$1

Total medallion loans ($238,103 pledged as collateral under borrowing arrangements)					699	111%	4.09%	$0	$37,458	$311,511	$311,433	$308,408

Commercial Loans
Secured mezzanine (23% Minnesota, 10% Oklahoma, 8% Pennsylvania, 8% Ohio, 8% North Carolina, 5% Kansas, 5% New York,
5% Massachusetts, 5% Rhode Island, 4% Wisconsin, 4% Illinois, 4% Deleware, 4% Michigan, 3% Texas and 4% all other states)(2)
Manufacturing (51% of the total)	MicroGroup, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	06/29/15	06/29/20	1	1%	14.00%	$33	$3,200	$3,233	$3,233	$3,233
	AA Plush Holdings, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	08/15/14	08/15/19	1	1%	14.00%	$85		$3,085	$3,085	$3,075
	EGC Operating Company, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	09/30/14	09/30/19	1	1%	15.00%	$15		$2,945	$2,945	$2,954
	Pinnacle Products International, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	10/09/15	10/09/20	1	1%	15.00%	$20	$2,800	$2,820	$2,820	$2,820
	Tech Cast Holdings, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	12/12/14	12/12/19	1	1%	15.00%	$0		$2,690	$2,690	$2,661

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	+	Production Services Associates LLC (d/b/a American Card Services) (interest rate includes PIK interest of 2.00%)	Term Loan	02/17/15	02/17/20	1	1%	16.00%	$46	$2,600	$2,646	$2,646	$2,624
		BB Opco, LLC d/b/a BreathableBaby, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	08/01/14	08/01/19	1	1%	14.00%	$73		$2,573	$2,573	$2,577
		WRWP, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	12/30/14	12/30/19	1	1%	15.00%	$70		$2,311	$2,311	$2,319
		Dynamic Systems, Inc. (interest rate includes PIK interest of 3.50%)	Term Loan	12/23/10	12/23/17	1	1%	15.50%	$241		$2,066	$2,066	$2,066
		American Cylinder, Inc. d/b/a All Safe (interest rate includes PIK interest of 7.00%)	Term Loan	07/03/13	01/03/18	1	1%	19.00%	$77		$1,577	$1,577	$1,575
	+	GAF Manufacturing, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	03/06/14	03/06/19	1	1%	14.00%	$56		$1,556	$1,556	$1,562
	+	Respiratory Technologies, Inc.	Term Loan	04/25/12	04/25/17	1	1%	12.00%	$0		$1,500	$1,500	$1,503
		Orchard Holdings, Inc. &	Term Loan	03/10/99	03/31/10	1	*	13.00%	$0		$1,390	$1,390	$1,390
		Quaker Bakery Brands, Inc.	Term Loan	03/28/12	03/28/17	1	*	17.00%	$0		$1,300	$1,300	$1,296
	+	Door Engineering and Manufacturing, LLC	Term Loan	12/15/04	04/30/16	1	*	13.00%	$0		$1,050	$1,050	$1,050
	+	Storflex Holdings, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	07/17/12	01/31/19	1	*	14.00%	$0		$1,000	$1,000	$1,004
	+	Waltek Acquisitions, Inc.	Term Loan	03/31/06	03/31/16	1	*	12.00%	$0		$821	$821	$821
Professional, Scientific, and Technical Services (12% of the total)		Weather Decision Technologies, Inc. {One-time on 1/1/18 to 15%} (interest rate includes PIK interest of 9.00%)	Term Loan	12/11/15	12/11/20	1	1%	18.00%	$18	$3,500	$3,517	$3,517	$3,505
		JR Thompson Company LLC (interest rate includes PIK interest of 2.00%)	Term Loan	05/21/15	05/21/22	1	1%	14.00%	$12	$2,800	$2,273	$2,273	$2,273
	+	DPIS Engineering, LLC	Term Loan	12/01/14	06/30/20	1	1%	12.00%	$0		$2,000	$2,000	$1,997
Information (11% of the total)		US Internet Corp.	Term Loan	06/12/13	09/18/20	1	1%	14.50%	$0		$3,000	$3,000	$3,013
		US Internet Corp.	Term Loan	03/18/15	09/18/20	1	1%	14.50%	$0	$1,750	$1,750	$1,750	$1,741
		Centare Holdings, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	08/30/13	08/30/18	1	1%	14.00%	$0		$2,500	$2,500	$2,490
Arts, Entertainment, and Recreation (8% of the total)		RPAC Racing, LLC (interest rate includes PIK interest of 10.00%)	Term Loan	11/19/10	01/15/17	1	2%	10.00%	$1,994		$5,033	$5,033	$5,033
Transportation and Warehousing (5% of the total)		LLL Transport, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	10/23/15	04/23/21	1	1%	15.00%	$14	$3,500	$3,514	$3,514	$3,511
Administrative and Support Services (5% of the total)		Staff One, Inc.	Term Loan	06/30/08	03/31/17	1	1%	3.00%	$0		$2,931	$2,931	$2,931
		Staff One, Inc.	Term Loan	09/15/11	03/31/17	1	*	3.00%	$0		$369	$369	$369
Wholesale Trade (5% of the total)		Fit & Fresh, Inc (interest rate includes PIK interest of 2.00%)	Term Loan	03/02/15	03/02/20	1	1%	14.00%	$51	$3,000	$3,051	$3,051	$3,057
Construction (2% of the total)		Highland Crossing-M, LLC	Term Loan	01/07/15	02/01/25	1	1%	11.50%	$0	$2,200	$1,450	$1,450	$1,450
Accommodation and Food Services (1% of the total)		Javier & David Restaurant Corp.	Term Loan	11/05/10	11/05/20	1	*	9.25%	$0		$422	$422	$422
		Star Concessions, Ltd. &	Term Loan	06/30/00	09/30/16	1	*	10.00%	$0		$556	$556	$60
		MultiRestaurants Concepts, Ltd. &	Term Loan	06/30/00	09/30/16	1	*	10.00%	$0		$696	$696	$53
Retail Trade (0% of the total)		Retail Concessions, Ltd. &	Term Loan	06/30/00	09/30/16	1	*	10.00%	$0		$224	$224	$36

Total secured mezzanine (2)						33	24%	13.59%	$2,805	$25,350	$67,849	$67,849	$66,471

Asset-based (43% New Jersey, 34% New York, 13% Florida, 7% Virginia and 3% all other states)
Wholesale Trade (24% of the total)		Independent Metal Sales, Inc. {Daily-Prime + 3%}	Revolving line of credit	07/21/15	07/21/16	1	*	6.25%	$0	$263	$354	$354	$402
		Pride of Neptune, Inc. ## {Daily-Prime + 1.5%}	Revolving line of credit	01/14/02	01/14/16	1	*	4.75%	$0		$199	$199	$196
		Capitalsea, LLC ## {Daily-Prime + 0.75%}	Revolving line of credit	11/07/05	11/07/16	1	*	4.00%	$0		$168	$168	$148
		Cuisine Innovations Unltd, LLC {Daily-Prime + 3%}	Revolving line of credit	07/07/15	07/07/16	1	*	6.25%	$0	$162	$76	$76	$78
		Benco Inc. {Daily-Prime + 2.5%}	Revolving line of credit	11/06/13	11/06/16	1	*	5.75%	$0		$43	$43	$39
		A.E. Seafood Distributors Inc d/b/a Oceanline Seafood {Daily-Prime + 3.25%}	Revolving line of credit	06/30/14	06/30/16	1	*	6.50%	$0		$24	$24	$23

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Snow Shoe Refractories, LLC {Daily-Prime + 2.75%}	Revolving line of credit	11/30/11	11/30/16	1	*	6.00%	$0		$13	$13		$6
	Two Cousins Fish Market, Inc. {Daily-Prime + 2%}	Revolving line of credit	01/23/99	01/23/16	1	*	5.25%	$0		$2	$2		$2
	Newburg Egg Corp. ## {Daily-Prime + 2%}	Revolving line of credit	03/16/99	03/16/16	1	*	5.25%	$0		$1	$1		$1
Retail Trade (17% of the total)	The Dependable Food Corp. ## {Daily-Prime + 1.5%}	Revolving line of credit	10/19/98	10/19/16	1	*	4.75%	$0		$444	$444		$437
	Cyrus R. Fox, Inc. ## {Daily-Prime + 2.5%}	Revolving line of credit	08/31/06	08/31/16	1	*	5.75%	$0		$184	$184		$173
	Colt, Inc. {Daily-Prime + 4%}	Revolving line of credit	10/12/04	10/12/16	1	*	7.25%	$0		$21	$21		$20
Transportation and Warehousing (14% of the total)	Fleet Radio Dispatch Corp. ## {Daily-Prime + 2.75%}	Revolving line of credit	12/31/01	12/31/16	1	*	6.00%	$0		$506	$506		$499
Professional, Scientific, and Technical Services (11% of the total)	Victory Marketing Agency LLC {Daily-Prime + 3.5%}	Revolving line of credit	12/22/14	12/22/16	1	*	6.75%	$0		$408	$408		$408
Construction (9% of the total)	Triple A. Supplies, Inc. ## {Daily-Prime + 2.5%}	Revolving line of credit	07/20/99	07/20/16	1	*	5.75%	$0		$354	$354		$349
Health Care and Social Assistance (7% of the total)	Mrs. Mary’s Place HCS Inc. ## {Daily-Prime + 2.5%}	Revolving line of credit	10/02/07	10/02/16	1	*	5.75%	$0		$255	$255		$238
	Heart to Heart Health Care {Daily-Prime + 2.25%}	Revolving line of credit	11/09/12	11/09/16	1	*	5.50%	$0		$39	$39		$35
Finance and Insurance (7% of the total)	Special Financing Company, LLC {Daily-Prime + 3.75%}	Revolving line of credit	08/26/15	08/26/16	1	*	7.00%	$0	$95	$250	$250		$242
Manufacturing (6% of the total)	Fine Line Graphics, Inc. {Daily-Prime + 3.25%}	Revolving line of credit	11/29/05	11/29/16	1	*	6.50%	$0		$77	$77		$66
	Knight Dental Group {Daily-Prime + 3%}	Revolving line of credit	11/10/15	11/10/16	1	*	6.25%	$0	$53	$61	$61		$61
	Absecon Mills, Inc. ## {Daily-Prime + 3%}	Revolving line of credit	07/07/04	07/07/16	1	*	6.25%	$0		$47	$47		$40
	Douglass Industries, Inc. ## {Daily-Prime + 3%}	Revolving line of credit	07/07/04	07/07/16	1	*	6.25%	$0		$23	$23		$21
	International Rollforms, Inc {Daily-Prime + 4%}	Revolving line of credit	01/27/14	01/27/16	1	*	7.25%	$0		$17	$17		$18
	JLM Couture Inc. {Daily-Prime + 2.5%}	Revolving line of credit	06/22/10	06/22/16	1	*	5.75%	$0		$11	$11		$9
Administrative and Support Services (5% of the total)	Raritan Building Service Corp {Daily-Prime + 2.25%}	Revolving line of credit	06/30/07	06/30/16	1	*	5.50%	$0		$173	$173		$167
Real Estate and Rental and Leasing (0% of the total)	Concierge Auctions LLC {Daily-Prime + 4.5%}	Revolving line of credit	12/24/15	12/24/16	1	*	7.75%	$0	$0	$0	$0		$0

Total asset-based ($2,164 pledged as collateral under borrowing arrangements)					26	1%	5.82%	$0	$573	$3,750	$3,750		$3,678

Other secured commercial (80% New York, 16% New Jersey, 3% Illinois and 1% all other states)
Retail Trade (90% of the total)	Medallion Fine Art Inc (interest rate includes PIK interest of 12%)	Term Loan	12/17/12	12/17/17	1	3%	12.00%	$2,073		$8,348	$8,348		$8,348
	La Conga Food Market Inc	Term Loan	12/23/15	12/09/18	1	*	7.00%	$0	$704	$704	$704		$706
	Antonio Rosado	Term Loan	03/15/12	03/15/17	1	*	9.50%	$0		$494	$494		$493
	A Food Mart Inc	Term Loan	06/03/14	06/03/20	1	*	9.00%	$0		$336	$336		$333
	Anthony Supermarket LLC	Term Loan	04/02/13	07/02/18	1	*	9.00%	$0		$287	$287		$285
	Don Marto Minimarket Corp	Term Loan	03/03/15	03/03/20	1	*	9.00%	$0	$250	$220	$220		$218
	F.J.P. Meat Market Inc	Term Loan	02/06/12	09/06/17	1	*	9.50%	$0		$147	$147		$145
	Moderne Barn Wines&Spirits Inc	Term Loan	05/09/13	05/09/18	1	*	4.75%	$0		$77	$77		$76
	Drr Enterprises LLC &	Term Loan	10/28/08	10/17/18	1	*	10.50%	$0		$101	$90		$51
	Fresco Bagels & Supermarket In &	Term Loan	08/13/14	02/13/21	1	*	9.00%	$0		$370	$370	-$	3
	324 Gem Meat Market Inc &	Term Loan	04/03/14	07/03/19	1	*	9.00%	$0		$393	$348	-$	4
Accommodation and Food Services (5% of the total)	El Mangu Sabroso Restaurant In	Term Loan	06/06/14	09/06/19	1	*	9.00%	$0		$297	$297		$294
	Bistro Caterers Corporation	Term Loan	07/25/13	07/25/18	1	*	9.00%	$0		$197	$197		$196
	El Tropico Family Rest II LLC &	Term Loan	11/29/05	03/16/16	1	*	6.75%	$0		$292	$227		$125
Transportation and Warehousing (3% of the total)	Patriot Trans Inc &	Term Loan	09/19/14	02/05/20	1	*	4.00%	$0		$202	$202		$203
	Tehran Properties Inc	Term Loan	03/17/15	09/10/18	1	*	4.25%	$0	$120	$99	$99		$100
Real Estate and Rental and Leasing (1% of the total)	Jude Odimegwu Et Al &	Term Loan	03/31/15	03/31/20	1	*	5.00%	$0	$100	$92	$92		$93

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	T.P. Hon LLC	Term Loan	07/15/13	07/15/16	1	*	4.00%	$0		$7	$7	$6
Health Care and Social Assistance (1% of the total)	Craig Feuerman M.D. P.C.	Term Loan	05/14/13	05/14/18	1	*	7.50%	$0		$80	$80	$81

Total Other Commercial Loans					19	4%	10.68%	$2,073	$1,174	$12,743	$12,622	$11,746

Total commercial loans ($2,164 pledged as collateral under borrowing arrangements) (2)					78	29%	12.80%	$4,878	$27,097	$84,342	$84,221	$81,895

Commercial Banking	Medallion Bank **	100% of common stock	05/16/02	None	1	55%	13.17%	$0			$136,666	$152,166
NASCAR Race Team	Medallion MotorSports, LLC	75% of LLC units	11/24/10	None	1	1%	0.00%	$0			$2,832	$2,527
Art Dealer	Medallion Fine Art, Inc.	100% of common stock	12/03/12	None	1	2%	0.00%	$0			$789	$4,234
Loan Servicing	Medallion Servicing Corp.	100% of common stock	11/05/10	None	1	*	0.00%	$0			$631	$631
Professional Sports Team	LAX Group LLC	44.31% of membership interests	05/23/12	None	1	*	0.00%	$0			$355	$355

Investment in Medallion Bank and other controlled subsidiaries, net					5	58%	12.74%	$0	$0		$141,273	$159,913

Equity investments
Commercial Finance	Convergent Capital, Ltd **	7% of limited partnership interest	07/20/07	None	1	1%	0.00%	$0			$326	$1,957
Real Estate Investment	CIM Commercial Trust Corp **	*	12/30/10	None	1	*	5.64%	$0			$548	$61
Appliance Recycler #	Appliance Recycling Centers of America, Inc.	8.86% of common stock	09/10/98	None	1	*	0.00%	$0			$0	$509
Employee Leasing Services	Staff One, Inc.	46.4% preferred stock	06/30/08	None	2	*	0.00%	$0			$472	$472
IT Services	Centare Holdings, Inc.	7.23% of common stock, 3.88% of preferred stock	08/30/13	None	1	*	0.00%	$0			$104	$104
Machinery Manufacturer +	Reel Power International, Inc.	2.65% of common stock	08/04/08	None	1	*	0.00%	$0			$318	$318
Gift card service & marketing +	Production Services Associates d/b/a American Card Services	5.65% of LLC units	02/17/15	None	1	*	0.00%	$0	$250		$250	$1,179
Stuffed Toy Manufacturer	AA Plush Holdings, LLC	1.6% LLC common units	08/15/14	None	1	*	0.00%	$0			$300	$300
Baby Sleep Products	BB Opco, LLC d/b/a BreathableBaby, LLC	3.6% LLC units	08/01/14	None	1	*	0.00%	$0			$250	$250
Investment Castings	Tech Cast Holdings LLC	4.14% LLC units	12/12/14	12/12/19	1	*	0.00%	$0			$300	$300
Wire Manufacturer	WRWP LLC	10.3% preferred LLC units, 7.23% common LLC units	12/30/14	12/30/19	1	*	0.00%	$0			$224	$224
Marketing Services	Third Century JRT Inc.	13% common stock	05/21/15	None	1	*	0.00%	$0	$200		$200	$200
	Portu-Sunberg Marketing LLC	Warrant for 3.53% of the outstanding stock	12/31/12 to 7/24/15	7/24/20 to 7/31/20	1	*	0.00%	$0	$50		$50	$50
Machine Shop	MicroGroup, Inc.	5.5% common stock	06/29/15	None	1	*	0.00%	$0	$300		$300	$300
Manufacture Space Heaters, etc.	Pinnacle Products International, Inc.	0.5% common stock	10/09/15	None	1	*	0.00%	$0	$135		$135	$135
Weather Forecasting Services	Weather Decision Technologies, Inc.	2.2% preferred stock	12/11/15	None	1	*	0.00%	$0	$500		$500	$500
Food Manufacturer	PACA Foods, LLC	Warrant for 8% of the outstanding stock	12/31/10	02/17/20	1	*	0.00%	$0	$0		$0	$0
Box Manufacturer	Packaging Specialists, Inc. Southwest	Warrant for 10% of the outstanding stock	04/01/08	06/30/22	1	*	0.00%	$0	$0		$0	$0
Manufacturer Misc	Bluff Holdings, Inc.	Warrant for 1% of the outstanding stock	12/16/13	06/26/22	1	*	0.00%	$0	$0		$0	$0

Equity investments, net					20	2%	0.72%	$0	$1,435		$4,277	$6,859

Investment securities
Investment securities	US Treasury Note AAA		06/30/15	07/15/16	1	4%	0.63%	$0	$10,059	$10,000	$10,059	$10,029
	US Treasury Bill		07/30/15	07/21/16	1	4%	0.33%	$0	$9,936	$10,000	$9,936	$9,972
	US Treasury Bill		09/22/15	09/15/16	1	4%	0.39%	$0	$9,968	$10,000	$9,968	$9,964
	US Treasury Bill		10/30/15	10/13/16	1	7%	0.21%	$0	$19,939	$20,000	$19,939	$19,919

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2015

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2015 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Investment securities, net					4	18%	0.35%	$0	$49,902	$50,000	$49,902	$49,884

Net Investments ($240,267 pledged as collateral under borrowing arrangements) (3)					806	218%	7.06%	$4,878	$115,892	$445,853	$591,106	$606,959

(1)	Represents the actual or weighted average interest or dividend rate of the respective security or portfolio as of the date indicated. Investments without an interest rate or with a rate of 0.00% are considered non-income producing.
(2)	Included in secured mezzanine commercial loans and other commercial loans was $4,878 of interest income capitalized into the outstanding investment balances, in accordance with the terms of the investment contract.
(3)	The ratio of restricted securities fair value to net assets is 218%.
(4)	Gross unrealized appreciation, gross unrealized depreciation and net appreciation for federal income tax purposes totaled $79,139, $5,896 and $73,243, respectively. The tax cost of investments was $533,716.
(5)	For revolving lines of credit the amount shown is the cost at December 31, 2015.
*	Less than 1.0%
**	Not an eligible portfolio company as such term is defined in Section 2(a)(46) of the 1940 Act. The percentage value of all non-eligible portfolio companies to totaled assets of Medallion Financial on an unconsolidated basis was up to 29% and up to 29% on a consolidated basis. Under the 1940 Act, we may not acquire any non-qualifying assets, unless at the time such acquisition is made, qualifying assets, which include securities of eligible portfolio companies, represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. We monitor the status of these assets on an ongoing basis.
&	Loan is on nonaccrual status, or past due on contractual payments, and is therefore considered non-income producing.
#	Publicly traded but sales subject to applicable Rule 144 limitations.
##	Pledged as collateral under borrowing arrangements.
+	Includes various warrants, all of which have a cost and fair value of zero at December 31, 2015.